     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 28, 2002
                                                   REGISTRATION NOS.:  33-62158
                                                                       811-7700
================================================================================
                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                               ----------------
                                    FORM N-1A
                             REGISTRATION STATEMENT
                      UNDER THE SECURITIES ACT OF 1933                 [X]
                        PRE-EFFECTIVE AMENDMENT NO.                    [ ]
                        POST-EFFECTIVE AMENDMENT NO. 11                [X]
                                     AND/OR
              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                ACT OF 1940                            [X]
                              AMENDMENT NO. 12                         [X]
                                ----------------
                  MORGAN STANLEY LIMITED TERM MUNICIPAL TRUST
                        (A MASSACHUSETTS BUSINESS TRUST)
    FORMERLY NAMED MORGAN STANLEY DEAN WITTER LIMITED TERM MUNICIPAL TRUST
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                           C/O MORGAN STANLEY TRUST
                     HARBORSIDE FINANCIAL CENTER, PLAZA TWO
                         JERSEY CITY, NEW JERSEY 07311
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 869-6397
                               BARRY FINK, ESQ.
                          1221 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10020
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   Copy to:
                            STUART M. STRAUSS, ESQ.
                            MAYER, BROWN, ROWE & MAW
                                 1675 BROADWAY
                            NEW YORK, NEW YORK 10019
                               ----------------
                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:


 As soon as practicable after this Post-Effective Amendment becomes effective.

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)


                 ----  immediately upon filing pursuant to paragraph (b)
                  X    on May 31, 2002 pursuant to paragraph (b)
                 ----
                 ---- 60 days after filing pursuant to paragraph (a) ---- on (date) pursuant to paragraph (a) of rule 485.


                               ----------------
           AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                             [Morgan Stanley Logo]

[GRAPHIC OMITTED]


   Morgan Stanley Limited Term Municipal Trust

A mutual fund that seeks to provide a high level of current income that is exempt from federal income tax, consistent with the preservation of capital and prescribed standards of quality and maturity


                                                         Prospectus May 31, 2002

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents


The Fund                    INVESTMENT OBJECTIVE ............................ 1
                            PRINCIPAL INVESTMENT STRATEGIES ................. 1
                            PRINCIPAL RISKS ................................. 2
                            PAST PERFORMANCE ................................ 4
                            FEES AND EXPENSES ............................... 5
                            ADDITIONAL INVESTMENT STRATEGY INFORMATION ...... 6
                            ADDITIONAL RISK INFORMATION ..................... 6
                            FUND MANAGEMENT ................................. 7
Shareholder Information     PRICING FUND SHARES ............................. 8
                            HOW TO BUY SHARES ............................... 8
                            HOW TO EXCHANGE SHARES ..........................10
                            HOW TO SELL SHARES ..............................11
                             DISTRIBUTIONS ..................................13
                            TAX CONSEQUENCES ................................13
Financial Highlights         ................................................15
Morgan Stanley Funds         ... ............................  INSIDE BACK COVER

THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND. PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

The Fund


[GRAPHIC OMITTED]


INVESTMENT OBJECTIVE
--------------------

Morgan Stanley Limited Term Municipal Trust seeks to provide a high level of current income that is exempt from federal income tax, consistent with the preservation of capital and prescribed standards of quality and maturity.



[GRAPHIC OMITTED]


PRINCIPAL INVESTMENT STRATEGIES
-------------------------------


[SIDEBAR]
INCOME
An investment objective having the goal of selecting securities to pay out income rather than rise in price.
[END SIDEBAR]


The Fund will normally invest at least 80% of its assets in intermediate-term securities that pay interest exempt from federal income taxes. This policy is fundamental and may not be changed without shareholder approval. The Fund's "Investment Manager," Morgan Stanley Investment Advisors Inc., generally invests the Fund's assets in municipal obligations. Municipal obligations are bonds, notes or short-term commercial paper issued by state governments, local governments and their respective agencies. In deciding which securities to buy, hold or sell, the Investment Manager considers market, economic and political conditions. At least 75% of the Fund's net assets will be invested in municipal obligations with the following ratings at the time of purchase:


o  municipal bonds  --  within the three highest grades by Moody's Investors
                        Service Inc. ("Moody's"), Standard & Poor's
                        Corporation ("S&P"), or Fitch IBCA, Inc. ("Fitch");

o  municipal notes  --  within the two highest grades or, if not rated, have outstanding bonds within the three highest grades by Moody's, S&P or Fitch; and

o  municipal
   commercial paper --  within the highest grade by Moody's, S&P or Fitch.



The Fund also may invest up to 25% of its net assets in municipal securities rated within the fourth highest grade by Moody's, S&P or Fitch, or if not rated, as determined by the Investment Manager to be of comparable quality.

The municipal obligations in the Fund's portfolio will have an anticipated average dollar-weighted maturity range of 7 to 10 years, with a maximum average dollar-weighted maturity of 12 years. At least 80% of the Fund's net assets will have a maturity of 15 years or less.

The Fund may invest up to 10% of its net assets in inverse floating rate municipal obligations. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligations will increase and if market interest rates increase, the interest rate on the obligations will fall.

The Fund may invest any amount of its assets in securities that pay interest income subject to the "alternative minimum tax," and some taxpayers may have to pay tax on a Fund distribution of this income. The Fund therefore may not be a suitable investment for these investors. See the "Tax Consequences" section for more details.


Municipal obligations typically are "general obligation" or "revenue" bonds, notes or commercial paper. General obligation securities are secured by the issuer's faith and credit, including its taxing power for payment of principal and interest. Revenue securities, however, are generally payable from a specific revenue source. They are issued to fund a wide variety of public and private projects in sectors such as public utilities, hospitals, housing, airports and highways, and educational facilities. The Fund's municipal obligation investments may include zero coupon securities, which are purchased at a discount and accrue interest, but make no payments until maturity.


In addition, the Fund may invest in private activity bonds and lease obligations. Lease obligations may take the form of a lease or an installment purchase contract issued by public authorities to acquire a wide variety of equipment and facilities. Private activity bonds are issued by, or on behalf of, public authorities to finance privately operated facilities.


In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which investment strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted investment strategies while not using others.


[GRAPHIC OMITTED]


PRINCIPAL RISKS
---------------
There is no assurance that the Fund will achieve its investment objective. The Fund's share price and yield will fluctuate with changes in the market value and/or yield of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

Credit and Interest Rate Risks. A principal risk of investing in the Fund is associated with its municipal investments. Municipal obligations, like other debt securities, are subject to two types of risks: credit risk and interest rate risk.

Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. The issuers of private activity bonds, used to finance such projects as industrial development and pollution control facilities, also may be negatively impacted by the general credit of the user of the project. In addition, the Fund may invest in securities with the lowest investment grade rating. These securities may have speculative characteristics.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. As a general illustration of the relationship between fixed-income securities and interest rates, the following table shows how interest rates affect bond prices.



HOW INTEREST RATES AFFECT BOND PRICES
--------------------------------------------------------------------------------
                    PRICE PER $1,000 OF A MUNICIPAL BOND IF INTEREST RATES:
                 ---------------------------------------------------------------
                                           INCREASE*            DECREASE**
                                       -----------------   ---------------------
YEARS TO        BOND
MATURITY      MATURITY      COUPON        1%        2%         1%          2%
--------------------------------------------------------------------------------
 1             2002       1.78%         $990      $981      $1,010       N/A
--------------------------------------------------------------------------------
 5             2006       3.58%         $956      $914      $1,046      $1,096
--------------------------------------------------------------------------------
 10            2011       4.44%         $924      $854      $1,084      $1,177
--------------------------------------------------------------------------------
 20            2021       5.13%         $885      $789      $1,135      $1,296
--------------------------------------------------------------------------------
 30            2031       5.24%         $865      $756      $1,169      $1,382
--------------------------------------------------------------------------------



Source: Municipal Market Data (a division of Thomson Financial Municipal Group): "Aaa" yield curve as of 12/31/01.


*     Assumes no effect from market discount calculation.

**    Assumes bonds are non-callable.



In addition, the table is an illustration and does not represent expected yields or share price changes of any Morgan Stanley mutual fund.


Private Activity Bonds. The issuers of private activity bonds in which the Fund may invest may be negatively impacted by conditions affecting either the general credit of the user of the private activity project or the project itself. Conditions such as regulatory and environmental restrictions and economic downturns may lower the need for these facilities and the ability of users of the project to pay for the facilities. This could cause a decline in the Fund's value. The Fund's private activity bond holdings also may pay interest subject to the alternative minimum tax. See the "Tax Consequences" section for more details.

Lease Obligations. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation, such as the Fund, may experience difficulty in exercising their rights, including disposition of the property.
Inverse Floating Rate Municipal Obligations. The inverse floating rate municipal obligations in which the Fund may invest are typically created through a division of a fixed rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation is the rate the issuer would have paid on the fixed income obligation: (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or (ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. Inverse floating rate municipal obligations offer the potential for higher income than is available from fixed rate obligations of comparable maturity and credit rating. They also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, i.e., they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations.



Other Risks. The performance of the Fund also will depend on whether the Investment Manager is successful in applying the Fund's investment strategies. For more information about these risks, see the "Additional Risk Information" section.



Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.


[GRAPHIC OMITTED]


PAST PERFORMANCE
----------------

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.


[SIDEBAR]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's shares has varied from year to year over the past 8 calendar years.
[END SIDEBAR]


                         ANNUAL TOTAL RETURNS -- CALENDAR YEARS



     -7.95%    16.72%    3.17%   6.46%    5.10%    -1.06%   7.48%     4.34%
 ------------------------------------------------------------------------------
      1994      '95      '96      '97      '98      '99      2000      '01



Year-to-date total return as of March 31, 2002 was 0.69%.



During the periods shown in the bar chart, the highest return for a calendar quarter was 6.78% (quarter ended March 31, 1995) and the lowest return for a calendar quarter was --5.50% (quarter ended March 31, 1994).

[SIDEBAR]
AVERAGE ANNUAL
TOTAL RETURNS
This table compares the Fund's average annual total returns with those of a broad measure of market performance over time. The Fund's returns assume you sold your shares at the end of each period (unless otherwise noted).
[END SIDEBAR]





AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
--------------------------------------------------------------------------------
                                                                  LIFE OF FUND
                                    PAST 1 YEAR   PAST 5 YEARS   (SINCE 7/12/93)
--------------------------------------------------------------------------------
  Limited Term Municipal Trust --
   Returns Before Taxes                4.34%         4.42%          4.40%
--------------------------------------------------------------------------------
  Limited Term Municipal Trust --
   Returns After Taxes on
   Distributions1                      4.34%         4.42%          4.40%
--------------------------------------------------------------------------------
  Limited Term Municipal Trust --
   Returns After Taxes on
   Distributions and Sale of Fund
   Shares                              4.09%         4.33%          4.34%
--------------------------------------------------------------------------------
  Lehman Brothers Municipal
  Bond Index (10-year)(2)              4.62%         5.94%          5.95%(3)
--------------------------------------------------------------------------------




(1) These returns do not reflect any tax consequences from a sale of your shares at the end of each period but they do reflect any applicable sales charges on such a sale.

(2) The Lehman Brothers Municipal Bond Index (10-year) measures the performance of municipal bonds rated at least Baa+ by Moody's Investors Service, Inc. and with maturities ranging between 8 and 12 years. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) For the period July 31, 1993 to December 31, 2001.


The above table shows the after tax returns for the Fund. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investors tax situation and may differ from those shown.



[GRAPHIC OMITTED]


FEES AND EXPENSES
-----------------
The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is a no-load fund. The Fund does not impose any sales charges and does not impose account or exchange fees.



[SIDEBAR]
ANNUAL FUND
OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended March 31, 2002.
[END SIDEBAR]





ANNUAL FUND OPERATING EXPENSES
  Management fee                                0.50%
  Distribution and service (12b-1) fees         None
  Other expenses                                0.32%
  Total annual Fund operating expenses          0.82%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the table below shows your costs at the end of each period based on these assumptions.


                               EXPENSES OVER TIME
                  --------------------------------------------
                  1 YEAR     3 YEARS     5 YEARS     10 YEARS
                  --------------------------------------------
                   $84         $262       $455        $1,014
                  --------------------------------------------



[GRAPHIC OMITTED]


ADDITIONAL INVESTMENT STRATEGY INFORMATION
------------------------------------------
This section provides additional information relating to the Fund's principal investment strategies.

Defensive Investing. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in taxable money market instruments when the Investment Manager believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the Fund's ability to provide tax-exempt income and reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.


The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations will generally not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval except as indicated above; however, you would be notified of such changes.



[GRAPHIC OMITTED]


ADDITIONAL RISK INFORMATION
---------------------------
This section provides additional information relating to the principal risks of investing in the Fund.

Bond Insurance Risk. Many of the municipal obligations the Fund invests in will be covered by insurance at the time of issuance or at a later date. Such insurance covers the remaining term of the security. Insured municipal obligations would generally be assigned a lower rating if the rating were based primarily on the credit quality of the issuer without regard to the insurance feature. If the claims-paying ability of the insurer were downgraded, the ratings on the municipal obligations it insures may also be downgraded.

[GRAPHIC OMITTED]



[SIDEBAR]
MORGAN STANLEY
INVESTMENT ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Services Company Inc., its wholly-owned subsidiary, had approximately $130 billion in assets under management as of April 30, 2002.
[END SIDEBAR]




FUND MANAGEMENT
---------------

The Fund has retained the Investment Manager -- Morgan Stanley Investment Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020.

The Fund is managed by the Municipal Fixed-Income team. Current members of the team include James F. Willison, a Managing Director of the Investment Manager, Joseph R. Arcieri, an Executive Director of the Investment Manager and Robert W. Wimmel, a Vice President of the Investment Manager.

The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended March 31, 2002, the Fund accrued total compensation to the Investment Manager amounting to 0.50% of the Fund's average daily net assets.

SHAREHOLDER INFORMATION


[GRAPHIC OMITTED]


PRICING FUND SHARES
-------------------
The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The Fund's portfolio securities (except for short-term taxable debt securities and certain other investments) are valued by an outside independent pricing service. The service uses a computerized grid matrix of tax-exempt securities and its evaluations in determining what it believes is the fair value of the portfolio securities. The Fund's Board of Trustees believes that timely and reliable market quotations are generally not readily available to the Fund to value tax-exempt securities and the valuations that the pricing service supplies are more likely to approximate the fair value of the securities.

Short-term debt portfolio securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.


[GRAPHIC OMITTED]



[SIDEBAR]
CONTACTING A
FINANCIAL ADVISOR
If you are new to the Morgan Stanley Funds and would like to contact a Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com/funds
[END SIDEBAR]



HOW TO BUY SHARES
-----------------
You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.

When you buy Fund shares, the shares are purchased at the next share price calculated after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Fund shares.

[SIDEBAR]
EASYINVEST(SM)
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
[END SIDEBAR]




MINIMUM INVESTMENT AMOUNTS
--------------------------------------------------------------------------------
                                                           MINIMUM INVESTMENT
                                                        ------------------------
INVESTMENT OPTIONS                                       INITIAL     ADDITIONAL
--------------------------------------------------------------------------------
  Regular accounts                                        $1,000       $100
--------------------------------------------------------------------------------
  EasyInvest(SM)
  (Automatically from your
  checking or savings account
  or Money Market Fund)                                   $  100*      $100*
--------------------------------------------------------------------------------


*   Provided your schedule of investments totals $1,000 in twelve months.


There is no minimum investment amount if you purchase Fund shares through:
(1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, (3) certain investment programs approved by the Fund's distributor that do not charge an asset-based fee, or (4) employer-sponsored employee benefit plan accounts.

Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, and the investment amount. The letter must be signed by the account owner(s).


o Make out a check for the total amount payable to: Morgan Stanley Limited Term Municipal Trust.

o Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.


PLAN OF DISTRIBUTION The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940. The Plan allows the Fund's distributor to pay distribution fees out of its own resources for the sale and distribution of Fund shares.

[GRAPHIC OMITTED]


HOW TO EXCHANGE SHARES
----------------------
Permissible Fund Exchanges. You may only exchange shares of the Fund for shares of other continuously offered Morgan Stanley Funds if the Fund shares were acquired in an exchange of shares initially purchased in a Multi-Class Fund or an FSC Fund (funds subject to a front-end sales charge). In that case, the shares may be subsequently re-exchanged for shares of the same Class of any Multi-Class Fund or FSC Fund or for shares of another No-Load Fund, a Money Market Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust. Of course, if an exchange is not permitted, you may sell shares of the Fund and buy another Fund's shares with the proceeds.

See the inside back cover of this Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, FSC Fund, No-Load Fund or Money Market Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's prospectus for its designation. For purposes of exchanges, shares of FSC Funds are treated as Class A shares of a Multi-Class Fund.

Exchanges may be made after shares of the fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.

Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Trust -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.


The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.



Telephone Exchanges. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.


Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.


You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.


Limitations on Exchanges. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.


For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.


[GRAPHIC OMITTED]


HOW TO SELL SHARES
------------------
You can sell some or all of your Fund shares at any time. Your shares will be sold at the next price calculated after we receive your order to sell as described below.



OPTIONS            PROCEDURES
------------------ ---------------------------------------------------------------------------------------------
Contact Your       To sell your shares, simply call your Morgan Stanley Financial Advisor or other authorized
Financial Advisor  financial representative.
                   ---------------------------------------------------------------------------------------------
[GRAPHIC OMITTED]

                   Payment will be sent to the address to which the account is registered, or deposited in your brokerage account.
                   ---------------------------------------------------------------------------------------------
By Letter          You can also sell your shares by writing a "letter of instruction" that includes:
[GRAPHIC OMITTED]    o  your account number;
                     o  the name of the Fund;
                     o  the dollar amount or the number of shares you wish to sell; and
                     o  the signature of each owner as it appears on the account.
                   ---------------------------------------------------------------------------------------------

OPTIONS          PROCEDURES
---------------- --------------------------------------------------------------------------------------------------
By Letter,       If you are requesting payment to anyone other than the registered owner(s) or that payment be
continued        sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can generally obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan
                 Stanley Trust at (800) 869-NEWS for determination as to whether a particular institution is an eligible guarantor.)  A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                 --------------------------------------------------------------------------------------------------
                 Mail the letter to Morgan Stanley Trust at P.O. Box 983, Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                 --------------------------------------------------------------------------------------------------
                 A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
                 --------------------------------------------------------------------------------------------------
Systematic       If your investment in all of the Morgan Stanley Funds has a total market value of at least
Withdrawal Plan  $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a
[GRAPHIC OMITTED]fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.
                 --------------------------------------------------------------------------------------------------
                 To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
                 --------------------------------------------------------------------------------------------------


Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

Tax Considerations. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this Prospectus and consult your own tax professional about the tax consequences of a sale.

Involuntary Sales. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvestSM, if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed.

Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.


[GRAPHIC OMITTED]

[SIDEBAR]
TARGETED DIVIDENDS(SM)
You may select to have your Fund distributions automatically invested in another Morgan Stanley Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.
[END SIDEBAR]

DISTRIBUTIONS
-------------

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

Normally, income dividends are declared on each day the New York Stock Exchange is open for business and are distributed to shareholders monthly. Capital gains, if any, are usually distributed in June and December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.


Distributions are reinvested automatically in additional shares of the Fund and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Financial Advisor within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.




[GRAPHIC OMITTED]


TAX CONSEQUENCES
----------------

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

You need to be aware of the possible tax consequences when:

o   The Fund makes distributions; and


o   You sell Fund shares, including an exchange to another Morgan Stanley Fund.


Taxes on Distributions. Your income dividend distributions are normally exempt from federal income taxes -- to the extent they are derived from municipal obligations. Income derived from other portfolio securities may be subject to federal, state and/or local income taxes.

Income derived from some municipal securities is subject to the federal "alternative minimum tax." Certain tax-exempt securities whose proceeds are used to finance private, for-profit organizations are subject to this special tax system that ensures that individuals pay at least some federal taxes. Although interest on these securities is generally exempt from federal income tax, some taxpayers who have many tax deductions or exemptions nevertheless may have to pay tax on the income.

If you borrow money to purchase shares of the Fund, the interest on the borrowed money is generally not deductible for personal income tax purposes.

If the Fund makes any capital gain distributions, those distributions will normally be subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. Any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.

The Fund may derive gains in part from municipal obligations the Fund purchased below their principal or face values. All, or a portion, of these gains may be taxable to you as ordinary income rather than capital gains.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.


Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax (approximately 30% currently) on taxable distributions and sale proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

Financial Highlights


The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).


This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



                                                                    FOR THE YEAR ENDED MARCH 31,
-----------------------------------------------------------------------------------------------------------------------------------
                                                    2002             2001           2000          1999           1998
                                                    ----             ----           ----          ----           ----
-----------------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period              $10.37           $ 9.96        $ 10.34        $10.26       $ 9.91
-----------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
   Net investment income                             0.36             0.38          0.38           0.39         0.40
   Net realized and unrealized gain (loss)          (0.07)            0.41         (0.38)          0.08         0.35
                                                   ------           ------        ------         ------       ------
 Total income from investment operations             0.29             0.79          0.00           0.47         0.75
-----------------------------------------------------------------------------------------------------------------------------------
 Less dividends from net investment income          (0.36)           (0.38)        (0.38)         (0.39)       (0.40)
-----------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                    $10.30           $10.37        $ 9.96         $10.34       $10.26
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                       2.82%            8.14%         0.08%          4.68%        7.70%
-----------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS:
-----------------------------------------------------------------------------------------------------------------------------------
 Expenses                                            0.82%(1)         0.88%(1)      0.91%          0.86%(1)     0.83%
-----------------------------------------------------------------------------------------------------------------------------------
 Net investment income                               3.45%(2)         3.78%         3.81%          3.75%        3.92%
-----------------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands          $70,934          $55,138       $44,237        $58,648      $57,500
-----------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                               45%              24%            3%            29%          --



+ Calculated based on the net asset value as of the last business day of the period.

(1) Does not reflect the effect of expense offset of 0.01%.

(2) Effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The effect of this change for the year ended March 31, 2002 was to increase the ratio of net investment income to average net assets by 0.01%. The Financial Highlights data presented in this table for prior periods has not been restated to reflect this change.

MORGAN STANLEY FUNDS
--------------------------------------------------------------------------------

o  GLOBAL/INTERNATIONAL FUNDS

   Competitive Edge Fund - "Best Ideas" Portfolio

   European Growth Fund

   Fund of Funds - International Portfolio

   Global Dividend Growth Securities

   Global Utilities Fund

   International Fund

   International SmallCap Fund

   International Value Equity Fund

   Japan Fund

   Latin American Growth Fund

   Pacific Growth Fund




o  GROWTH FUNDS

   21st Century Trend Fund

   Aggressive Equity Fund

   All Star Growth Fund

   American Opportunities Fund

   Capital Growth Securities

   Capital Opportunities Trust

   Developing Growth Securities Trust

   Financial Services Trust

   Growth Fund

   Health Sciences Trust

   Information Fund

   KLD Social Index Fund

   Market Leader Trust

   Mid-Cap Value Fund

   Nasdaq-100 Index Fund

   Natural Resource Development
   Securities

   New Discoveries Fund

   Next Generation Trust


   Small-Mid Special Value Fund

   Special Growth Fund


   Special Value Fund

   Tax-Managed Growth Fund

   Technology Fund


 o GROWTH + INCOME FUNDS

   Balanced Growth Fund

   Balanced Income Fund

   Convertible Securities Trust

   Dividend Growth Securities

   Equity Fund

   Fund of Funds - Domestic Portfolio

   Income Builder Fund

   Real Estate Fund

   S&P 500 Index Fund

   S&P 500 Select Fund

   Strategist Fund

   Total Market Index Fund

   Total Return Trust

   Utilities Fund

   Value Fund

   Value-Added Market Series/
   Equity Portfolio

 o INCOME FUNDS

   Diversified Income Trust

   Federal Securities Trust

   High Yield Securities

   Intermediate Income Securities

   Limited Duration Fund(NL)

   Liquid Asset Fund (MM)

   North American Government
   Income Trust

   Short-Term U.S. Treasury Trust

   U.S. Government Money Market Trust (MM)

   U.S. Government Securities Trust




 o TAX-FREE INCOME FUNDS

   California Tax-Free Daily Income Trust (MM)

   California Tax-Free Income Fund

   Hawaii Municipal Trust (FSC)

   Limited Term Municipal Trust (NL)

   Multi-State Municipal Series Trust (FSC)

   New York Municipal Money Market Trust (MM)

   New York Tax-Free Income Fund

   Tax-Exempt Securities Trust

   Tax-Free Daily Income Trust (MM)

--------------------------------------------------------------------------------
  There may be funds created after this Prospectus was published. Please consult the inside back cover of a new fund's prospectus for its designations, e.g., Multi-Class Fund or Money Market Fund.

  Unless otherwise noted, each listed Morgan Stanley Fund, except for North American Government Income Trust and Short-Term U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of funds are: NL -- No-Load (Mutual) Fund; MM -- Money Market Fund; FSC -- A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

                                                           [MORGAN STANLEY LOGO]


Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

[GRAPHIC OMITTED]


--------------------------------------------------------------------------------
Morgan Stanley Limited
Term Municipal Trust

-------------------------------------------------------------------------------
A mutual fund that seeks to provide a high level of current income that is exempt from federal income tax consistent with the preservation of capital and prescribed standards of quality and maturity

--------------------------------------------------------------------------------
Prospectus                                                         May 31, 2002



                                 (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:
                          www.morganstanley.com/funds

Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

TICKER SYMBOL:

DWLTX
-------------

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7700)

STATEMENT OF ADDITIONAL INFORMATION
                                        Morgan Stanley
May 31, 2002                            Limited Term Municipal
                                        Trust



--------------------------------------------------------------------------------

     This Statement of Additional Information is not a prospectus. The Prospectus (dated May 31, 2002) for Morgan Stanley Limited Term Municipal Trust may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.




Morgan Stanley Limited Term Municipal Trust
c/o Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, NJ 07311
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------


I.    Fund History ...................................................  4
II.   Description of the Fund and Its Investments and Risks ..........  4
         A. Classification ...........................................  4
         B. Investment Strategies and Risks ..........................  4
         C. Fund Policies/Investment Restrictions ....................  9
III.  Management of the Fund ......................................... 10
         A. Board of Trustees ........................................ 10
         B. Management Information ................................... 11
         C. Compensation ............................................. 15
IV.   Control Persons and Principal Holders of Securities ............ 17
 V.   Investment Management and Other Services ....................... 17
         A. Investment Manager ....................................... 17
         B. Principal Underwriter .................................... 18
         C. Services Provided by the Investment Manager .............. 18
         D. Rule 12b-1 Plan .......................................... 19
         E. Other Service Providers .................................. 20
         F. Codes of Ethics .......................................... 21
VI.   Brokerage Allocation and Other Practices ....................... 21
         A. Brokerage Transactions ................................... 21
         B. Commissions .............................................. 21
         C. Brokerage Selection ...................................... 22
         D. Directed Brokerage ....................................... 23
         E. Regular Broker-Dealers ................................... 23
VII.  Capital Stock and Other Securities ............................. 23
VIII. Purchase, Redemption and Pricing of Shares ..................... 23
         A. Purchase/Redemption of Shares ............................ 23
         B. Offering Price ........................................... 24
IX.   Taxation of the Fund and Shareholders .......................... 25
X.    Underwriters ................................................... 27
XI.   Calculation of Performance Data ................................ 27
XII.  Financial Statements ........................................... 28
Appendix -- Ratings of Investments ................................... 46

GLOSSARY OF SELECTED DEFINED TERMS
--------------------------------------------------------------------------------

     The terms defined in this glossary are frequently used in this Statement of Additional Information (other terms used occasionally are defined in the text of the document).

     "Custodian" - The Bank of New York.

     "Distributor" - Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Financial Advisors" - Morgan Stanley authorized financial services representatives.

     "Fund" - Morgan Stanley Limited Term Municipal Trust, a registered open-end investment company.

     "Independent Trustees" - Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.

     "Investment Manager" - Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.

     "Morgan Stanley" - Morgan Stanley Dean Witter & Co., a preeminent global financial services firm.

     "Morgan Stanley & Co." - Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Morgan Stanley DW" - Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Morgan Stanley Funds" - Registered investment companies for which the Investment Manager serves as the investment advisor and that hold themselves out to investors as related companies for investment and investor services.

     "Morgan Stanley Services" - Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

     "Transfer Agent" - Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.


     "Trustees" - The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------

     The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on February 25, 1993 with the name Dean Witter Limited Term Municipal Trust. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Limited Term Municipal Trust. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Limited Term Municipal Trust.


II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------
A. CLASSIFICATION

     The Fund is a no-load, open-end, diversified management investment company whose investment objective is to provide a high level of current income that is exempt from federal income tax, consistent with the preservation of capital and prescribed standards of quality and maturity.

B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information," and "Additional Risk Information."

     TAXABLE SECURITIES. The Fund may invest in taxable money market instruments. Investments in taxable money market instruments would generally be made under any one of the following circumstances: (a) pending investment of proceeds of the sale of each of the Fund's shares or of portfolio securities,
(b) pending settlement of purchases of portfolio securities and (c) to maintain liquidity for the purpose of meeting anticipated redemptions.

     The types of taxable money market instruments in which the Fund may invest are limited to the following short-term fixed-income securities (maturing in one year or less from the time of purchase): (i) obligations of the United States government, its agencies, instrumentalities or authorities; (ii) commercial paper rated P-1 by Moody's Investors Service, Inc. ("Moody's"), A-1 by Standard & Poor's Corporation ("S&P"), or AAA by Fitch IBCA, Inc. ("Fitch"); (iii) certificates of deposit of domestic banks with assets of $1 billion or more; and
(iv) repurchase agreements with respect to portfolio securities. The Fund's fixed-income investments may include zero coupon securities, which are purchased at a discount but make no payments until maturity.

     VARIABLE RATE AND FLOATING RATE OBLIGATIONS. The Fund may invest in Municipal Bonds and Municipal Notes ("Municipal Obligations") of the type called variable rate obligations. The interest rate payable on a variable rate obligation is adjusted either at predesignated periodic intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby the Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity (a "demand feature") and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. The principal benefit to the Fund of purchasing obligations with a demand feature is that liquidity, and the ability of the Fund to obtain repayment of the full principal amount of an obligation prior to maturity, is enhanced.

     LENDING OF PORTFOLIO SECURITIES. The Fund may lend portfolio securities to brokers, dealers and financial institutions provided that cash equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the Fund and is maintained each business day in a segregated account pursuant to applicable regulations. The collateral value of the loaned securities will be marked-to-market daily. While such securities are on loan, the borrower will pay the Fund any income accruing thereon, and the Fund may invest the cash collateral in portfolio securities, thereby earning additional income. The Fund will not lend more than 25% of the value of the total assets of the Fund. Loans will be subject to termination by the Fund, in the normal settlement time, currently five business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its shareholders. The Fund may pay reasonable finders, borrowers, administrative, and custodial fees in connection with a loan. The creditworthiness of firms to which the Fund lends its portfolio securities will be monitored on an ongoing basis.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may purchase and sell futures with respect to financial instruments and municipal bond index futures. Futures may be used to seek to hedge against interest rate changes.The Fund may invest in financial futures contracts ("futures contracts") and related options thereon. These futures contracts and related options thereon may be used only as a hedge against anticipated interest rate changes. A futures contract sale creates an obligation by the Fund, as seller, to deliver the specific type of instrument called for in the contract at a specified future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specified future time at a specified price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until on or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was effected.

     Although the terms of futures contracts specify actual delivery or receipt of securities, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the securities. Closing out of a futures contract is usually effected by entering into an offsetting transaction. An offsetting transaction for a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument at the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

     Unlike a futures contract, which requires the parties to buy and sell a security on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract (a long position in the case of a call option and a short position in the case of a put option). If the holder decides not to enter into the contract, the premium paid for the contract is lost. Since the value of the option is fixed as the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract, as discussed below for futures contracts. The value of the option change is reflected in the net asset value of the particular Fund holding the options.

     The Fund is required to maintain margin deposits with brokerage firms through which it effects futures contracts and options thereon. The initial margin requirements vary according to the type of the underlying security. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Fund may be required to make additional margin payments during the term of the contract.

     Currently, futures contracts can be purchased on debt securities such as U.S. Treasury Bills and Bonds, U.S. Treasury Notes with maturities between 6 1/2 and 10 years, Certificates of the Government National Mortgage Association, Bank Certificates of Deposit and on a municipal bond index. The Fund may invest in interest rate futures contracts covering these types of financial instruments as well as in new types of contracts that become available in the future.

     Financial futures contracts are traded in an auction environment on the floors of several Exchanges - principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each Exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the Exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin. A risk in employing futures contracts may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. The correlation may be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and a short time period. The correlation may be further distorted since the futures contracts that are being used to hedge are not based on municipal obligations.

     FUTURES. If the Fund purchases or sells futures, its participation in these markets would subject the Fund's portfolio to certain risks. The Investment Manager's predictions of movements in the direction of interest rate markets may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of futures include, for example, the possible imperfect correlation between the price of futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. The risk of imperfect correlations may be increased by the fact that futures contracts in which the Fund may invest are taxable securities rather than tax-exempt securities. The prices of taxable securities may not move in a similar manner to prices of tax-exempt securities.

     Another risk is that the Fund's Investment Manager could be incorrect in its expectations as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and the interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale. Put and call options on financial futures have characteristics similar to exchange traded options.

     In addition to the risks associated in investing in options on securities, there are particular risks associated with investing in options on futures. In particular, the ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop.

     If the Fund maintains a short position in a futures contract or has sold a call option in a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

     The Fund may not enter into futures contracts or related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for option premiums exceeds 5% of the value of the Fund's total assets. The Fund may not purchase or sell futures contracts or related options thereon if, immediately thereafter, more than one-third of the Fund's net assets would be hedged.

     Municipal Bond Index Futures. The Fund may utilize municipal bond index futures contracts for hedging purposes. The strategies in employing such contracts will be similar to that discussed above with respect to financial futures and options thereon. A municipal bond index is a method of reflecting in a single number the market value of many different municipal bonds and is designed to be representative of the municipal bond market generally. The index fluctuates in response to changes in the market values of the bonds included within the index. Unlike futures contracts on particular financial instruments, transactions in futures on a municipal bond index will be settled in cash, if held until the close of trading in the contract. However, like any other futures contract, a position in the contract may be closed out by a purchase or sale of an offsetting contract for the same delivery month prior to expiration of the contract.

     OPTIONS. The Fund may purchase or sell (write) options on debt securities as a means of achieving additional return or hedging the value of the Fund's portfolio. The Fund may only buy options listed on national securities exchanges. The Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund's total assets.

     Presently there are no options on tax-exempt securities traded on national securities exchanges. The Fund will not invest in options on debt securities in the coming year or until such time as they become available on national securities exchanges.

     A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price during the option period. A put option is a contract that gives the holder of the option the right to sell to the writer, in return for a premium, the underlying security at a specified price during the term of the option. The writer of the put has the obligation to buy the underlying security upon exercise, at the exercise price during the option period.

     The Fund may only write covered call or covered put options listed on national exchanges. The Fund may not write covered options in an amount exceeding 10% of the value of the total assets of the Fund. A call option is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security or futures contract without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security or futures contract as the call written, where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account with its custodian. A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security or futures contract as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

     If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option, it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same fund as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction on behalf of the Fund can be effected when the Fund so desires.

     The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the purchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. If a put option written by the Fund is exercised, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the sale price of the underlying security plus the premiums received from the sale of the option. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

     An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commission upon the exercise of call options and upon covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager subject to procedures established by the Trustees. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid asset held by the Fund, amount to more than 15% of its net assets.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. From time to time the Fund may purchase tax-exempt securities on a when-issued or delayed delivery basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued or delayed delivery basis.

     WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

     The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.


C. FUND POLICIES/INVESTMENT RESTRICTIONS

     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

     In addition, for purposes of the following restrictions: (a) an "issuer" of a security is the entity whose assets and revenues are committed to the payment of interest and principal on that particular security, provided that the guarantee of a security will be considered a separate security and provided further that a guarantee of a security shall not be deemed a security issued by the guarantor if the value of all securities guaranteed by the guarantor and owned by the Fund does not exceed 10% of the value of the total assets of the Fund; (b) a "taxable security" is any security the interest on which is subject to federal income tax; and (c) all percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

     The Fund will:

     1. Seek to provide a high level of current income that is exempt from federal income tax, consistent with the preservation of capital and prescribed standards of quality and maturity.

     The Fund may not:

     1. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuing operation. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

     2. With respect to 75% of its total assets, purchase securities of any issuer if, immediately thereafter, more than 5% of the value of its total assets are in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities).

     3. With respect to 75% of its total assets, purchase more than 10% of all outstanding taxable debt securities of any one issuer (other than debt securities issued, or guaranteed as to principal and interest by, the United States Government, its agencies and instrumentalities).

     4. Invest in common stock.

     5. Write, purchase or sell puts, calls, or combinations thereof, except for options on futures contracts or options on debt securities.

     6. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or to domestic bank obligations.

     7. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee of the Fund or any officer or director of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of the issuer, and the officers, trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of the issuer.

     8. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities secured by real estate or interests therein.

     9. Purchase or sell commodities except that the Fund may purchase financial futures contracts and related options in accordance with procedures adopted by the Trustees.

    10. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of the value of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any senior securities then outstanding).

    11. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. However, for the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial margin for futures are not deemed to be pledges of assets and neither such arrangements nor the purchase or sale of futures are deemed to be the issuance of a senior security as set forth in restriction 9.

    12. Issue senior securities as defined in the Investment Company Act, except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; or (c) borrowing money.

    13. Make loans of money or securities, except: (a) by the purchase of debt obligations; (b) by investment in repurchase agreements; and (c) by lending its portfolio securities.

    14. Make short sales of securities.

    15. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities.

    16. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

    17. Invest for the purpose of exercising control or management of any other issuer.

    18. Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs.

    19. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

     Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.


III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------
A. BOARD OF TRUSTEES

     The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION


     Trustees and Officers. The Board of the Fund consists of nine (9) Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Funds. Six Trustees (67% of the total number) have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "independent" Trustees. The other three Trustees (the "management Trustees") are affiliated with the Investment Manager.

     The independent Trustees of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each independent Trustee (as of December 31, 2001) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including, but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).





                              POSITION(S)    LENGTH OF
  NAME, AGE AND ADDRESS OF     HELD WITH       TIME
     INDEPENDENT TRUSTEE       REGISTRANT     SERVED*
---------------------------- ------------- ------------
Michael Bozic (61)             Trustee       Trustee
c/o Mayer, Brown, Rowe &                     since
Maw                                          April 1994
Counsel to the Independent
Trustees
1675 Broadway
New York, NY

Edwin J. Garn (69)             Trustee       Trustee
c/o Summit Ventures LLC                      since
1 Utah Center                                January
201 S. Main Street                           1993
Salt Lake City, UT

Wayne E. Hedien (68)           Trustee       Trustee
c/o Mayer, Brown, Rowe &                     since
Maw                                          September
Counsel to the Independent                   1997
Trustees
1675 Broadway
New York, NY



                                                                        NUMBER OF
                                                                      PORTFOLIOS IN
                                                                          FUND
                                                                        COMPLEX
  NAME, AGE AND ADDRESS OF        PRINCIPAL OCCUPATION(S) DURING        OVERSEEN       OTHER DIRECTORSHIPS HELD
     INDEPENDENT TRUSTEE                   PAST 5 YEARS                BY TRUSTEE             BY TRUSTEE
---------------------------- --------------------------------------- -------------- -----------------------------
Michael Bozic (61)           Retired; Director or Trustee of the           129      Director of Weirton Steel
c/o Mayer, Brown, Rowe &     Morgan Stanley Funds and the                           Corporation.
Maw                          TCW/DW Term Trusts; formerly Vice
Counsel to the Independent   Chairman of Kmart Corporation
Trustees                     (December 1998-October 2000),
1675 Broadway                Chairman and Chief Executive
New York, NY                 Officer of Levitz Furniture
                             Corporation (November 1995-November
                             1998) and  President and Chief
                             Executive Officer of Hills Department
                             Stores (May 1991-July 1995); formerly
                             variously Chairman, Chief Executive
                             Officer, President and Chief Operating
                             Officer (1987-1991) of the Sears
                             Merchandise Group of Sears, Roebuck & Co.

Edwin J. Garn (69)           Director or Trustee of the Morgan            129       Director of Franklin Covey
c/o Summit Ventures LLC      Stanley Funds and the TCW/DW                           (time management
1 Utah Center                Term Trusts; formerly United States                    systems), BMW Bank of
201 S. Main Street           Senator (R-Utah)(1974-1992) and                        North America, Inc.
Salt Lake City, UT           Chairman, Senate Banking                               (industrial loan
                             Committee (1980-1986); formerly                        corporation), United Space
                             Mayor of Salt Lake City, Utah                          Alliance (joint venture
                             (1971-1974); formerly Astronaut,                       between Lockheed Martin
                             Space Shuttle Discovery (April 12-19,                  and the Boeing Company)
                             1985); Vice Chairman, Huntsman                         and Nuskin Asia Pacific
                             Corporation (chemical company);                        (multilevel marketing);
                             member of the Utah Regional                            member of the board of
                             Advisory Board of Pacific Corp.                        various civic and
                                                                                    charitable organizations.

Wayne E. Hedien (68)         Retired; Director or Trustee of the          129       Director of The PMI Group
c/o Mayer, Brown, Rowe &     Morgan Stanley Funds and the                           Inc. (private mortgage
Maw                          TCW/DW Term Trusts; formerly                           insurance); Trustee and
Counsel to the Independent   associated with the Allstate                           Vice Chairman of The
Trustees                     Companies (1966-1994), most                            Field Museum of Natural
1675 Broadway                recently as Chairman of The Allstate                   History; director of various
New York, NY                 Corporation (March 1993-December                       other business and
                             1994) and Chairman and Chief                           charitable organizations.
                             Executive Officer of its wholly-owned
                             subsidiary, Allstate Insurance
                             Company (July 1989-December
                             1994).



----------
* This is the date the Trustee began serving the Morgan Stanley Funds.

                              POSITION(S)    LENGTH OF
  NAME, AGE AND ADDRESS OF     HELD WITH       TIME
     INDEPENDENT TRUSTEE       REGISTRANT     SERVED*
---------------------------- ------------- ------------
Dr. Manuel H. Johnson (53)      Trustee       Trustee
c/o Johnson Smick                             since
International, Inc.                           July 1991
1133 Connecticut Avenue,
N.W.
Washington, D.C.

Michael E. Nugent (66)          Trustee       Trustee
c/o Triumph Capital, L.P.                     since
237 Park Avenue                               July 1991
New York, NY

John L. Schroeder (71)          Trustee       Trustee
c/o Mayer, Brown, Rowe &                      since
Maw                                           April 1994
Counsel to the Independent
Trustees
1675 Broadway
New York, NY



                                                                          NUMBER OF
                                                                        PORTFOLIOS IN
                                                                            FUND
                                                                           COMPLEX
  NAME, AGE AND ADDRESS OF         PRINCIPAL OCCUPATION(S) DURING         OVERSEEN     OTHER DIRECTORSHIPS HELD
     INDEPENDENT TRUSTEE                    PAST 5 YEARS                 BY TRUSTEE           BY TRUSTEE
---------------------------- ----------------------------------------- -------------- -------------------------
Dr. Manuel H. Johnson (53)   Chairman of the Audit Committee and           129        Director of NVR, Inc.
c/o Johnson Smick            Director or Trustee of the Morgan                        (home construction);
International, Inc.          Stanley Funds and the TCW/DW                             Chairman and Trustee of
1133 Connecticut Avenue,     Term Trusts; Senior Partner, Johnson                     the Financial Accounting
N.W.                         Smick International, Inc., a consulting                  Foundation (oversight
Washington, D.C.             firm; Co-Chairman and a founder of                       organization of the
                             the Group of Seven Council (G7C),                        Financial Accounting
                             an international economic                                Standards Board).
                             commission; formerly Vice Chairman
                             of the Board of Governors of the
                             Federal Reserve System and
                             Assistant Secretary of the U.S.
                             Treasury.

Michael E. Nugent (66)       Chairman of the Insurance Committee          207         Director of various
c/o Triumph Capital, L.P.    and Director or Trustee of the Morgan                    business organizations.
237 Park Avenue              Stanley Funds and the TCW/DW
New York, NY                 Term Trusts; director/trustee of
                             various investment companies
                             managed by Morgan Stanley
                             Investment Management Inc. and
                             Morgan Stanley Investments LP
                             (since July 2001); General Partner,
                             Triumph Capital, L.P., a private
                             investment partnership; formerly Vice
                             President, Bankers Trust Company
                             and BT Capital Corporation
                             (1984-1988).

John L. Schroeder (71)       Retired; Chairman of the Derivatives         129         Director of Citizens
c/o Mayer, Brown, Rowe &     Committee and Director or Trustee of                     Communications
Maw                          the Morgan Stanley Funds and the                         Company
Counsel to the Independent   TCW/DW Term Trusts; formerly                             (telecommunications
Trustees                     Executive Vice President and Chief                       company).
1675 Broadway                Investment Officer of the Home
New York, NY                 Insurance Company (August
                             1991-September 1995).



     The management Trustees and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each management Trustee and the other directorships, if any, held by the Trustee, are shown below.






                                POSITION(S)    LENGTH OF
   NAME, AGE AND ADDRESS OF      HELD WITH       TIME
      MANAGEMENT TRUSTEE         REGISTRANT     SERVED*
------------------------------ ------------- ------------
Charles A. Fiumefreddo (69)    Chairman,     Trustee
c/o Morgan Stanley Trust       Director or   since July
Harborside Financial Center,   Trustee       1991
Plaza Two,                     and Chief
Jersey City, NJ                Executive
                               Officer

James F. Higgins (54)          Trustee       Trustee
c/o Morgan Stanley Trust                     since June
Harborside Financial Center,                 2000
Plaza Two,
Jersey City, NJ



                                                                         NUMBER OF
                                                                       PORTFOLIOS IN
                                                                           FUND
                                                                         COMPLEX
   NAME, AGE AND ADDRESS OF        PRINCIPAL OCCUPATION(S) DURING        OVERSEEN     OTHER DIRECTORSHIPS HELD
      MANAGEMENT TRUSTEE                    PAST 5 YEARS                BY TRUSTEE           BY TRUSTEE
------------------------------ -------------------------------------- -------------- -------------------------
Charles A. Fiumefreddo (69)    Chairman, Director or Trustee and           129                None
c/o Morgan Stanley Trust       Chief Executive Officer of the Morgan
Harborside Financial Center,   Stanley Funds and the TCW/DW
Plaza Two,                     Term Trusts; formerly Chairman, Chief
Jersey City, NJ                Executive Officer and Director of the
                               Investment Manager, the Distributor
                               and Morgan Stanley Services, Executive
                               Vice President and Director of Morgan
                               Stanley DW, Chairman and Director of
                               the Transfer Agent and Director and/or
                               officer of various Morgan Stanley
                               subsidiaries (until June 1998).

James F. Higgins (54)          Director or Trustee of the Morgan           129                None
c/o Morgan Stanley Trust       Stanley Funds and the TCW/DW
Harborside Financial Center,   Term Trusts (since June 2000);
Plaza Two,                     Senior Advisor of Morgan Stanley
Jersey City, NJ                (since August 2000); Director of the
                               Transfer Agent, Distributor and
                               Dean Witter Realty Inc.; previously
                               President and Chief Operating Officer of
                               the Private Client Group of Morgan Stanley
                               (May 1999-August 2000), President and
                               Chief Operating Officer of Individual
                               Securities of Morgan Stanley
                               (February 1997-May 1999).



----------
* This is the date the Trustee began serving the Morgan Stanley Funds.

                              POSITION(S)   LENGTH OF
 NAME, AGE AND ADDRESS OF    HELD WITH        TIME
    MANAGEMENT TRUSTEE       REGISTRANT     SERVED*
-------------------------- ------------- -------------
Philip J. Purcell (58)        Trustee       Trustee
1585 Broadway                               since April
New York, NY                                1994



                                                                    NUMBER OF
                                                                   PORTFOLIOS IN
                                                                       FUND
                                                                     COMPLEX
 NAME, AGE AND ADDRESS OF      PRINCIPAL OCCUPATION(S) DURING        OVERSEEN       OTHER DIRECTORSHIPS HELD
    MANAGEMENT TRUSTEE                  PAST 5 YEARS                BY TRUSTEE             BY TRUSTEE
-------------------------- -------------------------------------- -------------- ------------------------------
Philip J. Purcell (58)     Director or Trustee of the Morgan           129            Director of American
1585 Broadway              Stanley Funds and the TCW/DW                               Airlines, Inc. and its
New York, NY               Term Trusts; Chairman of the Board                         parent company, AMR
                           of Directors and Chief Executive                           Corporation.
                           Officer of Morgan Stanley and
                           Morgan Stanley DW; Director of the
                           Distributor; Chairman of the Board of
                           Directors and Chief Executive Officer
                           of Novus Credit Services Inc.;
                           Director and/or officer of various
                            Morgan Stanley subsidiaries.



----------
* This is the date the Trustee began serving the Morgan Stanley Funds.






                                   POSITION(S)
   NAME, AGE AND ADDRESS OF        HELD WITH            LENGTH OF
       EXECUTIVE OFFICER           REGISTRANT          TIME SERVED
------------------------------ ----------------- -----------------------
Mitchell M. Merin (48)         President         President since May
1221 Avenue of the Americas                      1999
New York, NY

Barry Fink (47)                Vice President,   Vice President,
1221 Avenue of the Americas    Secretary and     Secretary and General
New York, NY                   General Counsel   Counsel since
                                                 February 1997
Thomas F. Caloia (56)          Treasurer         Since April 1989
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

James F. Willison (58)         Vice President    Since January 2001
1221 Avenue of the Americas
New York, New York
Joseph R. Arcieri (53)         Vice President    Since January 2001
1221 Avenue of the Americas
New York, New York

Robert W. Wimmel (37)          Vice President    Since February 2002
1 Parkview Plaza
Oakbrook Terrace, Illinois



   NAME, AGE AND ADDRESS OF
       EXECUTIVE OFFICER                 PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------ ---------------------------------------------------------------
Mitchell M. Merin (48)         President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas    Investment Management (since December 1998); President,
New York, NY                   Director (since April 1997) and Chief Executive Officer (since
                               June 1998) of the Investment Manager and Morgan
                               Stanley Services; Chairman, Chief Executive
                               Officer and Director of the Distributor (since
                               June 1998); Chairman and Chief Executive Officer
                               (since June 1998) and Director (since January
                               1998) of the Transfer Agent; Director of various
                               Morgan Stanley subsidiaries; President of the
                               Morgan Stanley Funds and TCW/DW Term Trusts
                               (since May 1999); Trustee of various Van Kampen
                               investment companies (since December 1999);
                               previously Chief Strategic Officer of the
                               Investment Manager and Morgan Stanley Services
                               and Executive Vice President of the Distributor
                               (April 1997-June 1998), Vice President of the
                               Morgan Stanley Funds (May 1997-April 1999), and
                               Executive Vice President of Morgan Stanley.

Barry Fink (47)                General Counsel (since May 2000) and Managing Director
1221 Avenue of the Americas    (since December 2000) of Morgan Stanley Investment
New York, NY                   Management; Managing Director (since December 2000),
                               and Secretary and General Counsel (since February
                               1997) and Director (since July 1998) of the
                               Investment Manager and Morgan Stanley Services;
                               Assistant Secretary of Morgan Stanley DW; Vice
                               President, Secretary and General Counsel of the
                               Morgan Stanley Funds and TCW/DW Term Trusts
                               (since February 1997); Vice President and
                               Secretary of the Distributor; previously, Senior
                               Vice President, Assistant Secretary and Assistant
                               General Counsel of the Investment Manager and
                               Morgan Stanley Services.

Thomas F. Caloia (56)          First Vice President and Assistant Treasurer of the
c/o Morgan Stanley Trust       Investment Manager, the Distributor and Morgan Stanley
Harborside Financial Center,   Services; Treasurer of the Morgan Stanley Funds.
Plaza Two,
Jersey City, NJ

James F. Willison (58)         Managing Director and Portfolio Manager of the Investment
1221 Avenue of the Americas    Manager and/or its investment management affiliates for
New York, New York             over 5 years.

Joseph R. Arcieri (53)         Executive Director and Portfolio Manager of the Investment
1221 Avenue of the Americas    Manager and/or its investment management affiliates for
New York, New York             over 5 years.

Robert W. Wimmel (37)          Vice President and Portfolio Manager of the Investment
1 Parkview Plaza               Manager and/or its investment management affiliates for
Oakbrook Terrace, Illinois     over 5 years.

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee is shown below.






                                                                          AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                           ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                          DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND    BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
     NAME OF TRUSTEE                (AS OF DECEMBER 31, 2001)                       (AS OF DECEMBER 31, 2001)
------------------------ ----------------------------------------------- -----------------------------------------------
Michael Bozic                                 none                                        over $100,000
Edwin J. Garn                                 none                                        over $100,000
Wayne E. Hedien                               none                                        over $100,000
Dr. Manuel H. Johnson                         none                                        over $100,000
Michael E. Nugent                             none                                        over $100,000
John L. Schroeder                             none                                        over $100,000
Charles A. Fiumefreddo                 $50,001 - $100,000                                 over $100,000
James F. Higgins                              none                                        over $100,000
Philip J. Purcell                             none                                        over $100,000



     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

     Ronald E. Robison, Managing Director, Chief Administrative Officer and Director of the Investment Manager and Morgan Stanley Services and Chief Executive Officer and Director of the Transfer Agent, Joseph J. McAlinden, Managing Director and Chief Investment Officer of the Investment Manager and Director of the Transfer Agent, Jonathan R. Page, Managing Director of the Investment Manager, Katherine H. Stromberg, Executive Director of the Investment Manager and Gerard J. Lian, Vice President of the Investment Manager, are Vice Presidents of the Fund.

     In addition, A. Thomas Smith III, Managing Director and General Counsel of the Investment Manager and Morgan Stanley Services, is a Vice President and Assistant Secretary of the Fund, and Lou Anne D. McInnis, Carsten Otto and Ruth Rossi, Executive Directors and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, and Marilyn K. Cranney, First Vice President and Assistant General Counsel of the Investment Manager and Morgan Stanley Services and Natasha Kassian and George Silfen, Vice Presidents and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, are Assistant Secretaries of the Fund.


     INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES.   Law and regulation
establish both general guidelines and specific duties for the independent directors/trustees. The Morgan Stanley Funds seek as independent directors/trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. All of the independent directors/trustees serve as members of the Audit Committee. In addition, three of the directors/trustees, including two independent directors/trustees, serve as members of the Derivatives Committee and the Insurance Committee.


     The independent directors/trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The independent directors/trustees are required to select and nominate individuals to fill any independent director/trustee vacancy on the board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Funds have a Rule 12b-1 plan.



     The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board. The Audit Committee currently consists of Messrs. Johnson, Bozic, Garn, Hedien, Nugent and Schroeder. During the Fund's fiscal year ended March 31, 2002, the Audit Committee held 12 meetings.

     The board of each fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund. The Derivatives Committee currently consists of Messrs. Schroeder, Fiumefreddo and Johnson. During the Fund's fiscal year ended March 31, 2002, the Derivatives Committee held 3 meetings.

     Finally, the board of each fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. During the Fund's fiscal year ended March 31, 2002, the Insurance Committee held 2 meetings.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY FUNDS. The independent directors/trustees and the Funds' management believe that having the same independent directors/trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as independent directors/ trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as independent directors/trustees of all the funds tends to increase their knowledge and expertise regarding matters which affect the fund complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of independent directors/trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same independent directors/trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of independent directors/ trustees, of the caliber, experience and business acumen of the individuals who serve as independent directors/trustees of the Morgan Stanley Funds.



     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION


     The Fund pays each independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the independent Trustees or a Committee meeting (except an Audit Committee meeting), or a meeting of the independent Trustees and/or more than one Committee meeting (except an Audit Committee meeting), take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

     The following table illustrates the compensation that the Fund paid to its Independent Trustees for the fiscal year ended March 31, 2002.



                                FUND COMPENSATION




                                                                  AGGREGATE
                                                                COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                    FROM THE FUND
-------------------------------                                --------------
Michael Bozic ...............................................       $1,600
Edwin J. Garn ...............................................        1,600
Wayne E. Hedien .............................................        1,600
Dr. Manuel H. Johnson .......................................        2,350
Michael E. Nugent ...........................................        2,100
John L. Schroeder ...........................................        2,100



     The following table illustrates the compensation paid to the Fund's independent Trustees for the calendar year ended December 31, 2001 for services to the 97 Morgan Stanley Funds (consisting of 129 portfolios) that were in operation at December 31, 2001. None of the Fund's independent Trustees received compensation from any other funds in the Fund Complex, except for Mr. Nugent who received compensation for service as Director/Trustee to 16 other registered funds (consisting of 78 portfolios) in the Fund Complex.


                  CASH COMPENSATION FROM MORGAN STANLEY FUNDS





                                                                 TOTAL CASH
                                                                COMPENSATION
                                                              FOR SERVICES TO
                                                                 97 MORGAN
                                                               STANLEY FUNDS
                                                                AND OTHER
                                                               FUNDS IN THE
NAME OF INDEPENDENT TRUSTEE                                    FUND COMPLEX
-------------------------------                              ----------------
Michael Bozic .............................................        $150,150
Edwin J. Garn .............................................         150,150
Wayne E. Hedien ...........................................         150,100
Dr. Manuel H. Johnson .....................................         219,900
Michael E. Nugent .........................................         228,362
John L. Schroeder .........................................         196,650



     As of the date of this Statement of Additional Information, 52 of the Morgan Stanley Funds, including the Fund, have adopted a retirement program under which an independent director/trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an independent director/trustee of any Morgan Stanley Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.


     Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an independent director/trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Fund. Such benefits are not secured or funded by the Adopting Funds.


     The following table illustrates the retirement benefits accrued to the Fund's independent Trustees by the Fund for the fiscal year ended March 31, 2002 and by the 52 Morgan Stanley Funds (including the Fund) for the calendar year ended December 31, 2001, and the estimated retirement benefits for the independent Trustees, to commence upon their retirement, from the Fund as of the fiscal year ended March 31, 2002 and from the 52 Morgan Stanley Funds as of the calendar year ended December 31, 2001. For the calendar year ended December 31, 2001, no retirement benefits accrued to the independent Trustees from any other funds in the Fund Complex.


         RETIREMENT BENEFITS FROM THE FUND AND ALL MORGAN STANLEY FUNDS



                                                                 RETIREMENT BENEFITS  ESTIMATED ANNUAL
                                                                     ACCRUED AS           BENEFITS
                                     FOR ALL ADOPTING FUNDS           EXPENSES       UPON RETIREMENT(2)
                                -------------------------------- ------------------- ------------------
                                    ESTIMATED
                                 CREDITED YEARS     ESTIMATED
                                  OF SERVICE AT   PERCENTAGE OF             BY ALL     FROM    FROM ALL
                                   RETIREMENT        ELIGIBLE     BY THE   ADOPTING     THE    ADOPTING
NAME OF INDEPENDENT TRUSTEE       (MAXIMUM 10)     COMPENSATION    FUND      FUNDS     FUND     FUNDS
------------------------------- ---------------- --------------- -------- ---------- -------- ---------
Michael Bozic .................        10              60.44%     $  372   $21,395    $  907   $48,443
Edwin J. Garn .................        10              60.44         632    33,443       921    49,121
Wayne E. Hedien ...............         9              51.37         708    44,952       775    41,437
Dr. Manuel H. Johnson .........        10              60.44         407    22,022     1,360    72,014
Michael E. Nugent .............        10              60.44         733    38,472     1,209    64,157
John L. Schroeder .............         8              50.37       1,119    68,342       960    50,640


----------
(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.


IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

     As of May 9, 2002, no shareholder was known to own beneficially or of record as much as 5% of the outstanding shares of the Fund. The percentage ownership of shares of the Fund changes from time to time depending on purchases and redemptions by shareholders and the total number of shares outstanding.


     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.


V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------
A. INVESTMENT MANAGER


     The Investment Manager to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

     Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.50% to the net assets of the Fund determined as of the close of each business day.

     For the fiscal years ended March 31, 2000, 2001 and 2002, the Investment Manager accrued total compensation under the Management Agreement in the amounts of $247,150, $240,162 and $283,375, respectively.

     The Investment Manager has retained its wholly-owned subsidiary, MSDW Services Company, to perform administrative services for the Fund.

     In approving the Management Agreement, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Manager, the performance, fees and expenses of the Fund compared to other similar investment companies, the Investment Manager's expenses in providing the services, the profitability of the Investment Manager and its affiliated companies and other benefits they derive from their relationship with the Fund and the extent to which economies of scale are shared with the Fund. The independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Manager and the financial strength of the Investment Manager and its affiliated companies. The independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the independent Trustees, determined, in the exercise of its business judgment, that approval of the Management Agreement was in the best interests of the Fund and its shareholders.


B. PRINCIPAL UNDERWRITER


     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.


     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT MANAGER

     The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

     Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund. These expenses include, but are not limited to: charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation.

     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

     The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees including a majority of the Independent Trustees.


D. RULE 12B-1 PLAN

     In accordance with a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act between the Fund and the Distributor (the "Plan"), the Distributor is authorized to use its own resources to finance certain activities in connection with the distribution of shares of the Fund.

     The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Morgan Stanley's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.

     The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.

     Under the Plan, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

     Under the Plan, the Distributor provides the Fund, for review by the Trustees, and the Trustees review, promptly after the end of each fiscal quarter, a written report regarding the distribution expenses incurred on behalf of the Fund during such fiscal quarter, which report includes (1) an itemization of the types of expenses and the purposes therefore; (2) the amounts of such expenses; and (3) a description of the benefits derived by the Fund. In the Trustees' quarterly review of the Plan they consider its continued appropriateness and the level of compensation provided therein.


     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.



     On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the Plan, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

E. OTHER SERVICE PROVIDERS

   (1) TRANSFER AGENT/DIVIDEND-PAYING AGENT


     Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.

   (2) CUSTODIAN AND INDEPENDENT AUDITORS

     The Bank of New York, 100 Church Street, New York, NY 10007 is the Custodian for the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

     Deloitte & Touche, LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

   (3) Affiliated Persons


     The Transfer Agent is an affiliate of the Investment Manager and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.



F. CODES OF ETHICS

     The Fund, the Investment Manager and Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.


VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------
A. BROKERAGE TRANSACTIONS


     Subject to the general supervision of the Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Fund expects that the primary market for the securities in which it intends to invest will generally be the over-the-counter market. Securities are generally traded in the over-the-counter market on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Options and futures transactions will usually be effected through a broker and a commission will be charged. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. On occasion the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.


     During the fiscal years ended March 31, 2000, 2001 and 2002, the Fund paid no such brokerage commissions or concessions.



B. COMMISSIONS


     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government Agency securities, bank money instruments (i.e. certificates of deposit and bankers' acceptances) and commercial paper (not including tax-exempt municipal paper). The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.

     During the fiscal years ended March 31, 2000, 2001 and 2002, the Fund did not effect any principal transactions with Morgan Stanley DW.

     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.


     During the fiscal years ended March 31, 2000, 2001 and 2002, the Fund paid no brokerage commissions to an affiliated broker or dealer.



C. BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions.

     In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.


     The information and services received by the Investment Manager from brokers and dealers may be utilized by the Investment Manager and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and thereby reduce its expenses, it is of indeterminable value and the Fund does not reduce the management fee it pays to the Investment Manager by any amount that may be attributable to the value of such services.

     Subject to the principle of obtaining best price and execution, the Investment Manager may consider a broker-dealer's sales of shares of the Fund as a factor in selecting from among those broker-dealers qualified to provide comparable prices and execution on the Fund's portfolio transactions. The Fund does not, however, require a broker-dealer to sell shares of the Fund in order for it to be considered to execute portfolio transactions, and will not enter into any arrangement whereby a specific amount or percentage of the Fund's transactions will be directed to a broker which sells shares of the Fund to customers. The Trustees review, periodically, the allocation of brokerage orders to monitor the operation of these policies.


     The Investment Manager and certain of its affiliates currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.


D. DIRECTED BROKERAGE


     During the fiscal year ended March 31, 2002, the Fund did not pay any brokerage commissions to brokers because of research services provided.



E. Regular Broker-Dealers


     During the fiscal year ended March 31, 2002, the Fund did not purchase securities issued by brokers or dealers that were among the ten brokers or the ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the year. At March 31, 2002, the Fund did not own any securities issued by any of such issuers.




VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------
     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.

     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certian circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

     All of the Trustees, except for James F. Higgins, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------
A. PURCHASE/REDEMPTION OF SHARES


     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.


     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.


     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.


B. OFFERING PRICE

     The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities.

     Portfolio securities (other than short-term debt securities and futures and options) are valued for the Fund by an outside independent pricing service approved by the Board of Trustees. The pricing service has informed the Fund that in valuing the Fund's portfolio securities it uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The Fund's portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. The Board of Trustees believes that timely and reliable market quotations are generally not readily available to the Fund for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service, using the procedures outlined above and subject to periodic review, are more likely to approximate the fair value of such securities. The Investment Manager will periodically review and evaluate the procedures, methods and quality of services provided by the pricing service then being used by the Fund and may, from time to time, recommend to the Board of Trustees the use of other pricing services or discontinuance of the use of any pricing service in whole or part. The Board may determine to approve such recommendation or take other provisions for pricing of the Fund's portfolio securities.

     Short-term taxable debt securities with remaining maturities of 60 days or less at time of purchase are valued at amortized cost, unless the Board determines such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Board of Trustees. Other taxable short-term debt securities with maturities of more than 60 days will be valued on a mark to market basis until such time as they reach a maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair market value as determined by the Board of Trustees.

     Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case, they will be valued at the mean between their closing bid and asked prices. Unlisted options on debt securities are valued at the mean between their latest bid and asked price. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Board of Trustees determines that such price does not reflect their fair value, in which case they will be valued at their fair market value as determined by the Board of Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board of Trustees.



IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------

     The Fund generally will make three basic types of distributions: tax-exempt dividends, ordinary dividends and long-term capital gain distributions. These types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

     INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.


     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

     Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Gains or losses on the Fund's transactions in listed non-equity options, futures and options on futures generally are treated as 60% long-term and 40% short-term. When the Fund engages in options and futures transactions, various tax rules may accelerate or defer recognition or certain gains and losses, change the character of certain gains or losses, or alter the holding period of other investments held by the Fund. The application of these rules would therefore also affect the amount, timing and character of distributions made by the Fund.

     In computing net investment income, the Fund will amortize any premiums and original issue discounts on securities owned, if applicable. Capital gains or losses realized upon sale or maturity of such securities will be based on their amortized cost.

     All or a portion of any of the Fund's gain from tax-exempt obligations purchased at a market discount may be treated as ordinary income rather than capital gain.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Fund could be affected. In that event, the Fund would re-evaluate its investment objective and policies.

     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. The Fund intends to qualify to pay "exempt-interest dividends" to its shareholders by maintaining, as of the close of each of its taxable years, at least 50% of the value of its assets in tax-exempt securities. An obligation shall be considered a tax-exempt security only if, in the opinion of bond counsel, the interest payable thereon is exempt from federal income tax. An exempt-interest dividend is that part of the dividend distributions made by the Fund which consists of interest received by the Fund on tax-exempt securities upon which the shareholder incurs no federal income taxes. Exempt-interest dividends are included, however, in determining what portion, if any, of a person's Social Security benefits are subject to federal income tax.

     The Fund intends to invest a portion of its assets in certain "private activity bonds". As a result, a portion of the exempt-interest dividends paid by the Fund will be an item of tax preference to shareholders subject to the alternative minimum tax. Certain corporations which are subject to the alternative minimum tax may also have to include exempt-interest dividends in calculating their alternative minimum taxable income in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.

     Shareholders will be subject to federal income tax on dividends paid from interest income derived from taxable securities and on distributions of net short-term capital gains. Such dividends and distributions are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of long-term capital gains, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund shares and regardless of whether the distribution is received in additional shares or in cash. Since the Fund's income is expected to be derived entirely from interest rather than dividends, it is anticipated that no portion of such dividend distributions will be eligible for the federal dividends received deduction available to corporations.

     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of any ordinary dividends.

     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains and the percentage of any distributions which constitute an item of tax preference for purposes of the alternative minimum tax.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from the Fund will have the effect of reducing the net asset value of the shareholder's stock in the Fund by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and some portion of the dividends may be subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.


     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders is 20%. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains is available for non-corporate shareholders who purchased shares after December 31, 2000, and held such shares for more than five years. This special lower tax rate of 18% for five-year property does not apply to non-corporate shareholders holding Fund shares which were purchased on or prior to December 31, 2000, unless such shareholders make an election to treat the Fund shares as being sold and reacquired on January 1, 2001. A shareholder making such election may realize capital gains. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period. If a shareholder of the Fund receives exempt-interest dividends with respect to any share and if such share is held by the shareholder for six months or less, then any loss on the sale or redemption of such share may, to the extent of such exempt-interest dividends, be disallowed.


     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.


     Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.


     If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

     OTHER CONSIDERATIONS. Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund is not deductible. Furthermore, entities or persons who are "substantial users" (or related persons) of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of the Fund. "Substantial user" is defined generally by Treasury Regulations Section 1.103-11(b) as including a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of industrial development bonds.



X. UNDERWRITERS
--------------------------------------------------------------------------------
     The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."



XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------

     From time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. Yield is calculated for any 30-day period as follows: the amount of interest income for each security in the Fund's portfolio is determined as described below; the total for the entire portfolio constitutes the Fund's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income." The resulting amount is divided by the product of the maximum offering price per share on the last day of the period (reduced by any undeclared earned income per share that is expected to be declared shortly after the end of the period) multiplied by the average number of Fund shares outstanding during the period that were entitled to dividends. This amount is added to one and raised to the sixth power. One is then subtracted from the result and the difference is multiplied by two to arrive at the annualized yield.

     To determine interest income from debt obligations, a yield-to-maturity, expressed as a percentage, is determined for obligations held at the beginning of the period, based on the current market value of the security plus accrued interest, generally as of the end of the month preceding the 30-day period, or, for obligations purchased during the period, based on the cost of the security (including accrued interest). The yield-to-maturity is multiplied by the market value (plus accrued interest) for each security and the result is divided by 360 and multiplied by 30 days or the number of days the security was held during the period, if less. Modifications are made for determining yield-to-maturity on certain tax-exempt securities. For the 30-day period ended March 31, 2002, the Fund's yield, calculated pursuant to the formula described above was 3.61%.


     The Fund may also quote a "tax-equivalent yield" determined by dividing the tax-exempt portion of quoted yield by 1 minus the stated income tax rate and adding the result to the portion of the yield that is not tax-exempt. The Fund's tax-equivalent yield, based upon a Federal personal income tax bracket of 38.6% for the 30-day period ended March 31, 2002 was 5.88% based upon the yield calculated above.

     The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Fund's operations, if shorter than any of the foregoing. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting one from the result. The average annual total returns of the Fund for the one and five year periods ended March 31, 2002 and for the period July 12, 1993 (commencement of operations) through March 31, 2002 were 2.82%, 4.64% and 4.36%, respectively.

     In addition, the Fund may compute its aggregate total return for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value by the initial $1,000 investment and subtracting one from the result. Based on the foregoing calculation, the Fund's total returns for the one and five year periods ended March 31, 2002 and for the period July 12, 1993 (commencement of operations) through March 31, 2002 were 2.82%, 25.45% and 45.02%, respectively.

     The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund by adding one to the Fund's aggregate total return to date and multiplying by $10,000, $50,000 or $100,000, respectively. Investments of $10,000, $50,000 and $100,000 in the Fund since inception would have grown to $14,502, $72,511 and $145,021, respectively, at March 31, 2002.

     The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns. Based on these calculations, the average annual total returns (after taxes on distributions) for the Fund for the one year, five year, and the life of the Fund periods ended March 31, 2002 were 2.82%, 4.64% and 4.36%, respectively, and the average annual total returns (after taxes on distributions and redemptions) for the Fund for the one year, five year, and the life of the Fund periods ended March 31, 2002 were 3.09%, 4.50% and 4.30%, respectively.


     The Fund from time to time may also advertise its performance relative to certain performance rankings and indices compiled by recognized organizations.

XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     EXPERTS. The financial statements of the Fund for the fiscal year ended March 31, 2002 included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.


                                    * * * * *

     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

Morgan Stanley Limited Term Municipal Trust
PORTFOLIO OF INVESTMENTS [] MARCH 31, 2002



 PRINCIPAL
 AMOUNT IN                                                                                COUPON      MATURITY
 THOUSANDS                                                                                 RATE         DATE         VALUE
-----------                                                                             -----------  ---------- --------------
             Tax-Exempt Municipal Bonds (88.5%)
             General Obligation (16.5%)
 $  2,000    California, Ser 2002 (WI) ................................................ 5.25 %        02/01/11   $ 2,094,920
             Connecticut,
    1,000      1998 Ser C ............................................................. 5.25          10/15/11     1,053,060
    1,000      1998 Ser C ............................................................. 5.25          10/15/12     1,047,830
    1,000    Illinois, First Ser 2001 (MBIA)** ........................................ 5.375         04/01/14     1,052,010
    2,000    Maryland, Ser 2002 A ..................................................... 5.50          03/01/13     2,162,060
    1,000    Massachusetts, Ser 2001 D (MBIA) ......................................... 6.00          11/01/13     1,117,970
    1,000    New Hampshire, Refg Ser 1998 A ........................................... 5.25          10/01/10     1,057,510
    1,000    Knox County, Tennessee, Public Improvement Ser 1998 ...................... 5.25          04/01/13     1,027,440
    1,000    Wisconsin, 2001 Refg Ser 1 (MBIA) ........................................ 5.50          05/01/13     1,067,600
 --------                                                                                                        -----------
   11,000                                                                                                         11,680,400
 --------                                                                                                        -----------
             Educational Facilities Revenue (3.0%)
    1,000    Purdue University, Indiana, Student Fee Ser K ............................ 5.625         07/01/14     1,056,420
    1,000    Swarthmore Borough Authority, Pennsylvania, Swarthmore College
  --------      Ser 2000 ............................................................... 5.50          09/15/11     1,075,560
                                                                                                                 -----------
    2,000                                                                                                          2,131,980
 --------                                                                                                        -----------
             Electric Revenue (11.7%)
    1,000    Arizona Power Authority, Hoover Uprating Refg Ser 2001A** ................ 5.25          10/01/16     1,037,090
             Salt River Project Agricultural Improvement & Power District, Arizona,
    1,000    Refg 2001 Ser A .......................................................... 5.25          01/01/06     1,053,860
    1,000    Refg 2002 Ser A .......................................................... 5.25          01/01/13     1,050,270
    1,000    Wyandotte County, Kansas City, Kansas, Utility Refg Ser 1998 (MBIA)        5.125         09/01/13     1,027,810
    1,000    Long Island Power Authority, New York, Ser 1998 B (MBIA) ................. 5.125         04/01/11     1,037,560
    1,000    South Carolina Public Service Authority, 2002 Refg Ser A (FSA) (WI)....... 5.50          01/01/16     1,042,570
    1,000    San Antonio, Texas, Electric & Gas Refg Ser 1994 ......................... 4.70          02/01/05     1,029,960
    1,000    Seattle, Washington, Municipal Light & Power Refg Ser 2001 ............... 5.625         12/01/14     1,040,620
 --------                                                                                                        -----------
    8,000                                                                                                          8,319,740
 --------                                                                                                        -----------
             Hospital Revenue (1.5%)
    1,000    Maryland Health & Higher Educational Facilities Authority,
 ========
               Medlantic/Helix Issue Ser 1998 A (FSA) ................................... 5.25          08/15/12     1,020,630
                                                                                                                   -----------



                        See Notes to Financial Statements

Morgan Stanley Limited Term Municipal Trust
PORTFOLIO OF INVESTMENTS [] MARCH 31, 2002 continued



 PRINCIPAL
 AMOUNT IN                                                                             COUPON      MATURITY
 THOUSANDS                                                                              RATE         DATE         VALUE
-----------                                                                          -----------  ---------- --------------
             Industrial Development/Pollution Control Revenue (5.7%)
 $   1,000   California Pollution Control Financing Authority, San Diego Gas &
                Electric Co 1996 Ser A ............................................. 5.90 %        06/01/14   $ 1,044,100
     1,000   Massachusetts Industrial Finance Agency, Eastern Edison Co
                Refg Ser 1993** .................................................... 5.875         08/01/08     1,021,920
     2,000   Greenwood, Wisconsin, Land O'Lakes Inc (AMT) .......................... 5.50          09/01/03     1,987,780
 ---------                                                                                                    -----------
     4,000                                                                                                      4,053,800
 ---------                                                                                                    -----------
             Mortgage Revenue - Single Family (4.2%)
     2,000   Maryland Department of Housing & Community Development,
                1999 Third Ser (AMT) ............................................... 4.40          04/01/07     2,000,880
     1,000   Virginia Housing Development Authority, 2001 Ser J (MBIA) ............. 4.75          01/01/12     1,002,160
 ---------                                                                                                    -----------
     3,000                                                                                                      3,003,040
 ---------                                                                                                    -----------
             Public Facilities Revenue (7.4%)
     2,000   Orange County School Board, Florida, Ser 2001 A COPs (Ambac) .......... 5.25          08/01/14     2,081,440
     1,000   Kentucky Property & Buildings Commission, Project # 69 Ser A (FSA)      5.25          08/01/15     1,027,430
     1,000   Michigan Building Authority, Police Communication Ser 2001** .......... 5.50          10/01/12     1,072,600
     1,000   Ohio Building Authority, Highway Safety Building 2001 Ser A ........... 5.50          10/01/15     1,048,260
 ---------                                                                                                    -----------
     5,000                                                                                                      5,229,730
 ---------                                                                                                    -----------
             Recreational Facilities Revenue (1.5%)
     1,000   Iowa, Vision Iowa Ser 2001 (MBIA)** ................................... 5.50          02/15/16     1,059,850
 ---------                                                                                                    -----------
             Resource Recovery Revenue (1.5%)
     1,000   Massachusetts Development Finance Agency, Semass System
 =========
                Ser 2001 A (MBIA) .................................................. 5.625         01/01/12     1,070,040
                                                                                                              -----------
             Transportation Facilities Revenue (22.2%)
             Alaska International Airports,
     1,000      Ser 2002 B (Ambac) (WI) ............................................ 5.25          10/01/10     1,043,900
     1,000      Ser 2002 B (Ambac) (WI) ............................................ 5.75          10/01/13     1,073,410
     1,000   Colorado Department of Transportation, Ser 2001 A (MBIA) .............. 5.50          06/15/15     1,055,720
     1,000   Georgia State Road & Tollway Authority, Ser 2001 ...................... 5.25          03/01/10     1,060,440
     2,000   Kentucky Turnpike Authority, Economic Development Road
                Refg Ser 2000 (FSA)** .............................................. 5.50          07/01/09     2,140,420
     1,000   Minneapolis & St Paul Metropolitan Airport, Minnesota, Ser 2001 C
                (FGIC) ............................................................. 5.50          01/01/16     1,040,060
     1,000   Missouri Highways & Transportation Commission, Ser A 2000 ............. 5.625         02/01/15     1,061,760
     2,000   New Jersey Transit Corporation, Capital GANs Ser 2000 B (Ambac)**       5.50          02/01/08     2,140,820




                        See Notes to Financial Statements

Morgan Stanley Limited Term Municipal Trust
PORTFOLIO OF INVESTMENTS [] MARCH 31, 2002 continued



 PRINCIPAL
 AMOUNT IN                                                                               COUPON      MATURITY
 THOUSANDS                                                                                RATE         DATE        VALUE
-----------                                                                            -----------  ---------- -------------
 $  1,000    New York State Thruway Authority, Highway & Bridge Ser 2002 A
                (FSA) ................................................................ 5.25 %        04/01/12   $ 1,049,210
    1,000    Triborough Bridge & Tunnel Authority, New York, Ser 2001 A .............. 5.25          01/01/14     1,031,510
    1,000    Houston, Texas, Airport Sub Lien 1998 Ser B (AMT) (FGIC) ................ 5.25          07/01/12     1,007,720
    1,965    Richmond Metropolitan Authority, Virginia, Ser 2002 (FGIC) (WI) ......... 5.25          07/15/13     2,065,805
 --------                                                                                                       -----------
   14,965                                                                                                        15,770,775
 --------                                                                                                       -----------
             Water & Sewer Revenue (13.3%)
    1,000    Arizona Water Infrastructure Finance Authority, Water Quality
                Ser 2001 A ........................................................... 5.375         10/01/14     1,048,930
    1,000    Atlanta, Georgia, Water & Wastewater Ser 1999 A (FGIC)** ................ 5.50          11/01/11     1,073,940
    1,000    Honolulu City & County, Hawaii, Wastewater Jr Ser 1998 (FGIC) ........... 5.25          07/01/13     1,030,310
    1,000    Du Page Water Commission, Illinois, Refg Ser 2001 ....................... 5.25          03/01/11     1,055,350
    1,000    Metropolitan Water Reclamation District of Greater Chicago, Illinois,
                Ser B 2001 ........................................................... 5.50          12/01/14     1,057,350
    1,000    North Hudson Sewer Authority, New Jersey, Ser 2002 A (FGIC) (WI) ........ 5.00          08/01/12     1,025,790
    1,000    Western Carolina Sewer Authority, South Carolina, Ser 2001 (FSA) ........ 5.375         03/01/16     1,028,140
    1,000    Houston, Texas, Water & Sewer Jr Lien Ser 2001 A (FSA) .................. 5.50          12/01/15     1,036,350
    1,000    Fairfax County Water Authority, Virginia, Refg Ser 2002 ................. 5.50          04/01/14     1,064,930
 --------                                                                                                       -----------
    9,000                                                                                                         9,421,090
 --------                                                                                                       -----------
   59,965    Total Tax-Exempt Municipal Bonds (Cost $63,068,305) ...........................................     62,761,075
 --------                                                                                                       -----------
             Short-Term Tax-Exempt Municipal Obligations (21.8%)
    3,200    Princeton, Indiana, PSI Energy Inc Ser 1997 (Demand 04/01/02) ........... 1.35*         04/01/22     3,200,000
    1,200    Cornell Township, Missouri, Mead Escanaba Paper Co Ser 1986
                (Demand 04/01/02) .................................................... 1.41*         11/01/16     1,200,000
    3,100    Missouri Health & Educational Facilities Authority, Cox Health
                Ser 1997 (MBIA) (Demand 04/01/02) .................................... 1.40*         06/01/15     3,100,000
    1,200    Clark County School District, Nevada, Ser 2001 B (Demand 04/01/02)        1.41*         06/15/21     1,200,000
    3,455    Delaware County Industrial Development Authority, Pennsylvania,
                United Parcel Service of America Inc Ser 1985 (Demand 04/01/02) ...... 1.41*         12/01/15     3,455,000
    2,800    Harris County Health Facilities Development Corporation,
                Texas, Methodist Hospital Ser 1994 (Demand 04/01/02) ................. 1.50*         12/01/25     2,800,000
      550    North Central Texas Health Facilities Development Corporation,
 --------    Texas, Presbyterian Medical Center Ser 1985 D (MBIA)
                (Demand 04/01/02) .................................................... 1.46*         12/01/15       550,000
                                                                                                                -----------
   15,505    Total Short-Term Tax-Exempt Municipal Obligations
 ========       (Cost $15,505,000)..........................................................................     15,505,000
                                                                                                                -----------



                        See Notes to Financial Statements

Morgan Stanley Limited Term Municipal Trust
PORTFOLIO OF INVESTMENTS [] MARCH 31, 2002 continued



 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                          VALUE
-----------                                                                    --------------
 $ 75,470     Total Investments (Cost $78,573,305) (a)..........   110.3 %      $ 78,266,075
 ========
              Liabilities in Excess of Other Assets ............   (10.3)         (7,331,914)
                                                                   -----        ------------
              Net Assets .......................................   100.0 %      $ 70,934,161
                                                                   =====        ============



------------
AMT     Alternative Minimum Tax.
COPs    Certificates of Participation.
GANs    Grant Anticipation Notes.
WI      Security purchased on a "when-issued" basis.
*       Current coupon of variable rate demand obligation.
** All or a portion of this security is segregated in connection with the purchase of a "when-issued" security.
(a) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $261,082 and the aggregate gross unrealized depreciation is $568,312, resulting in net unrealized depreciation of $307,230.

 Bond Insurance:
----------------
Ambac   Ambac Assurance Corporation.
FGIC    Financial Guaranty Insurance Company.
FSA     Financial Security Assurance Inc.
MBIA    Municipal Bond Investors Assurance Corporation.


                        GEOGRAPHIC SUMMARY OF INVESTMENTS
                BASED ON MARKET VALUE AS A PERCENT OF NET ASSETS





Alaska ..............  3.0%  Illinois ............... 4.5%   Minnesota .............. 1.5%  South Carolina ..........  2.9%
Arizona .............  5.9   Indiana ................ 6.0    Missouri ............... 7.6   Tennessee ...............  1.4
California ..........  4.4   Iowa ................... 1.5    New Hampshire .......... 1.5   Texas ...................  9.0
Colorado ............  1.5   Kansas ................. 1.4    New Jersey ............. 4.5   Virginia ................  5.8
Connecticut .........  3.0   Kentucky ............... 4.5    New York ............... 4.4   Washington ..............  1.5
Florida .............  2.9   Maryland ............... 7.3    Nevada ................. 1.7   Wisconsin ...............  4.3
Georgia .............  3.0   Massachusetts .......... 4.5    Ohio ................... 1.5                            -----
Hawaii ..............  1.4   Michigan ............... 1.5    Pennsylvania ........... 6.4   Total .................. 110.3%
                                                                                                                     =====


                        See Notes to Financial Statements

Morgan Stanley Limited Term Municipal Trust
FINANCIAL STATEMENTS


Statement of Assets and Liabilities
March 31, 2002




Assets:
Investments in securities, at value
 (cost $78,573,305) .........................................................    $ 78,266,075
Receivable for:
  Investments sold ..........................................................       2,722,654
  Interest ..................................................................         774,501
  Shares of beneficial interest sold ........................................         381,660
Prepaid expenses ............................................................          11,267
                                                                                 ------------
  Total Assets ..............................................................      82,156,157
                                                                                 ------------
Liabilities:
Payable for:
  Investments purchased .....................................................       8,761,457
  Shares of beneficial interest repurchased .................................          51,396
  Investment management fee .................................................          29,739
  Dividends to shareholders .................................................          15,007
Payable to bank .............................................................       2,281,838
Accrued expenses ............................................................          82,559
                                                                                 ------------
  Total Liabilities .........................................................      11,221,996
                                                                                 ------------
  Net Assets ................................................................    $ 70,934,161
                                                                                 ============
Composition of Net Assets:
Paid-in-capital .............................................................    $ 78,312,003
Net unrealized depreciation .................................................        (307,230)
Accumulated undistributed net investment income .............................          24,096
Accumulated net realized loss ...............................................      (7,094,708)
                                                                                 ------------
  Net Assets ................................................................    $ 70,934,161
                                                                                 ============
Net Asset Value Per Share,
6,883,731 shares outstanding (unlimited shares authorized of $.01 par value)     $      10.30
                                                                                 ============






                        See Notes to Financial Statements

Morgan Stanley Limited Term Municipal Trust
FINANCIAL STATEMENTS continued


Statement of Operations
For the year ended March 31, 2002





Net Investment Income:
Interest Income ...............................    $  2,417,287
                                                   ------------
Expenses
Investment management fee .....................         283,375
Professional fees .............................          47,083
Shareholder reports and notices ...............          40,014
Transfer agent fees and expenses ..............          32,881
Registration fees .............................          32,698
Trustees' fees and expenses ...................          19,010
Custodian fees ................................           4,336
Other .........................................           8,025
                                                   ------------
  Total Expenses ..............................         467,422
Less: expense offset ..........................          (4,332)
                                                   ------------
  Net Expenses ................................         463,090
                                                   ------------
  Net Investment Income .......................       1,954,197
                                                   ------------
Net Realized and Unrealized Gain (Loss):
Net realized gain .............................         502,754
Net change in unrealized appreciation .........      (1,177,360)
                                                   ------------
  Net Loss ....................................        (674,606)
                                                   ------------
Net Increase ..................................    $  1,279,591
                                                   ============






                        See Notes to Financial Statements

Morgan Stanley Limited Term Municipal Trust
FINANCIAL STATEMENTS continued


Statement of Changes in Net Assets






                                                                                         FOR THE YEAR       FOR THE YEAR
                                                                                             ENDED             ENDED
                                                                                        MARCH 31, 2002     MARCH 31, 2001
                                                                                       ----------------   ---------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income ..............................................................     $  1,954,197      $  1,816,163
Net realized gain ..................................................................          502,754           260,864
Net change in unrealized appreciation/depreciation .................................       (1,177,360)        1,790,307
                                                                                         ------------      ------------
  Net Increase .....................................................................        1,279,591         3,867,334
Dividends to shareholders from net investment income ...............................       (1,936,103)       (1,809,268)
Net increase from transactions in shares of beneficial interest ....................       16,452,571         8,843,048
                                                                                         ------------      ------------
  Net Increase .....................................................................       15,796,059        10,901,114
Net Assets:
Beginning of period ................................................................       55,138,102        44,236,988
                                                                                         ------------      ------------
End of Period
(Including accumulated undistributed net investment income of $24,096 and $6,895,
respectively) ......................................................................     $ 70,934,161      $ 55,138,102
                                                                                         ============      ============




                        See Notes to Financial Statements

Morgan Stanley Limited Term Municipal Trust
NOTES TO FINANCIAL STATEMENTS [] MARCH 31, 2002


1. Organization and Accounting Policies
Morgan Stanley Limited Term Municipal Trust (the "Fund"), formerly Morgan Stanley Dean Witter Limited Term Municipal Trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to provide a high level of current income which is exempt from federal income tax, consistent with the preservation of capital and prescribed standards of quality and maturity. The Fund seeks to achieve this objective by investing primarily in intermediate term, investment grade municipal securities. The Fund was organized as a Massachusetts business trust on February 25, 1993 and commenced operations on July 12, 1993.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments - Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Federal Income Tax Status - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. Dividends and Distributions to Shareholders - The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment

Morgan Stanley Limited Term Municipal Trust
NOTES TO FINANCIAL STATEMENTS [] MARCH 31, 2002 continued


income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.


2. Investment Management Agreement
Pursuant to an Investment Management Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), formerly Morgan Stanley Dean Witter Advisors Inc., the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.50% to the Fund's net assets determined as of the close of each business day.


3. Security Transactions and Transactions with Affiliates The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended March 31, 2002 aggregated $42,471,653 and $22,882,523, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager, is the Fund's transfer agent. At March 31, 2002, the Fund had transfer agent fees and expenses payable of approximately $80.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended March 31, 2002 included in Trustees' fees and expenses in the Statement of Operations amounted to $6,089. At March 31, 2002, the Fund had an accrued pension liability of $41,907 which is included in accrued expenses in the Statement of Assets and Liabilities.


4. Risks Relating to Certain Financial Instruments
The Fund may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

At March 31, 2002, the Fund did not hold positions in residual interest bonds.

Morgan Stanley Limited Term Municipal Trust
NOTES TO FINANCIAL STATEMENTS [] MARCH 31, 2002 continued


5. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:







                                              FOR THE YEAR                     FOR THE YEAR
                                                 ENDED                            ENDED
                                             MARCH 31, 2002                   MARCH 31, 2001
                                    -------------------------------- --------------------------------
                                         SHARES          AMOUNT            SHARES          AMOUNT
                                    --------------- ----------------  --------------- ----------------
Sold ..............................     6,809,743    $  70,764,370        4,939,814    $  50,329,237
Reinvestment of dividends .........       131,412        1,367,193          135,610        1,372,652
                                        ---------    -------------        ---------    -------------
                                        6,941,155       72,131,563        5,075,424       51,701,889
Repurchased .......................    (5,374,851)     (55,678,992)      (4,199,046)     (42,858,841)
                                       ----------    -------------       ----------    -------------
Net increase ......................     1,566,304    $  16,452,571          876,378    $   8,843,048
                                       ==========    =============       ==========    =============



6. Federal Income Tax Status

During the year ended March 31, 2002, the Fund utilized approximately $512,000 of its net capital loss carryover. At March 31, 2002, the Fund had a net capital loss carryover of approximately $7,095,000 which may be used to offset future capital gains to the extent provided by regulations, which is available through March 31 of the following years:






       AMOUNT IN THOUSANDS
---------------------------------
    2003         2004       2005
-----------   ---------   -------
$  2,927       $3,941      $227
========      ========    =======



At March 31, 2002, the Fund had permanent book/tax differences attributable to tax adjustments on securities sold by the Fund. To reflect reclassifications arising from these differences, accumulated undistributed net investment income was charged and accumulated net realized loss was credited $9,607.


7. Expense Offset
The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Fund.


8. Change in Accounting Policy
Effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on the net assets of the Fund, but resulted in a $8,714 increase in the cost of securities and a corresponding increase to undistributed net investment income based on securities held as of March 31, 2001.

Morgan Stanley Limited Term Municipal Trust
NOTES TO FINANCIAL STATEMENTS [] MARCH 31, 2002 continued


The effect of this change for the year ended March 31, 2002 was to increase net investment income by $3,618, decrease unrealized depreciation by $5,989, and decrease net realized gain by $9,607. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change.

Morgan Stanley Limited Term Municipal Trust
FINANCIAL HIGHLIGHTS


Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:






                                                                           FOR THE YEAR ENDED MARCH 31,
                                                    --------------------------------------------------------------------------
                                                          2002             2001           2000          1999           1998
                                                    ---------------- ---------------- ----------- ---------------- -----------
Selected Per Share Data:
Net asset value, beginning of period ..............    $  10.37         $   9.96        $ 10.34      $  10.26       $  9.91
                                                       --------         --------        -------      --------       -------
Income (loss) from investment operations:
 Net investment income ............................        0.36             0.38          0.38           0.39         0.40
 Net realized and unrealized gain (loss) ..........       (0.07)            0.41         (0.38)          0.08         0.35
                                                       --------         --------        -------      --------       -------
Total income from investment operations ...........        0.29             0.79          0.00           0.47         0.75
                                                       --------         --------        -------      --------       -------
Less dividends from net investment income .........       (0.36)           (0.38)        (0.38)         (0.39)       (0.40)
                                                       --------         --------        -------      --------       -------
Net asset value, end of period ....................    $  10.30         $  10.37        $  9.96      $  10.34      $ 10.26
                                                       ========         ========        =======      ========      ========
Total Return+ ....................................        2.82%            8.14%          0.08%         4.68%         7.70%
Ratios to Average Net Assets:
Expenses ..........................................       0.82%(1)         0.88%(1)       0.91%         0.86%(1)      0.83%
Net investment income .............................       3.45%(2)         3.78%          3.81%         3.75%         3.92%
Supplemental Data:
Net assets, end of period, in thousands ...........   $ 70,934         $ 55,138        $44,237      $ 58,648       $57,500
Portfolio turnover rate ...........................         45%              24%             3%           29%            -


-----------

+ Calculated based on the net asset value as of the last business day of the period.
(1) Does not reflect the effect of expense offset of 0.01%.
(2) Effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The effect of this change for the year ended March 31, 2002 was to increase the ratio of net investment income to average net assets by 0.01%. The Financial Highlights data presented in this table for prior periods has not been restated to reflect this change.



                        See Notes to Financial Statements

Morgan Stanley Limited Term Municipal Trust
INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of Trustees of Morgan Stanley Limited Term Municipal Trust:


We have audited the accompanying statement of assets and liabilities of Morgan Stanley Limited Term Municipal Trust (the "Fund"), formerly Morgan Stanley Dean Witter Limited Term Municipal Trust, including the portfolio of investments, as of March 31, 2002, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Limited Term Municipal Trust as of March 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
May 9, 2002

                       2002 Federal Tax Notice (unaudited)
For the year ended March 31, 2002, all of the Fund's dividends from net investment income were exempt interest dividends, excludable from gross income for Federal income tax purposes.

Morgan Stanley Limited Term Municipal Trust
TRUSTEE AND OFFICER INFORMATION


Independent Trustees:



                                                         TERM OF
                                                       OFFICE AND
                                       POSITION(S)      LENGTH OF
       NAME, AGE AND ADDRESS OF         HELD WITH         TIME
         INDEPENDENT TRUSTEE            REGISTRANT       SERVED*
------------------------------------- ------------- ----------------
Michael Bozic (61)                      Trustee       Trustee since
c/o Mayer, Brown, Rowe & Maw                          April 1994
Counsel to the Independent Trustees
1675 Broadway
New York, NY

Edwin J. Garn (69)                      Trustee       Trustee since
c/o Summit Ventures LLC                               January 1993
1 Utah Center
201 S. Main Street
Salt Lake City, UT

Wayne E. Hedien (68)                    Trustee       Trustee since
c/o Mayer, Brown, Rowe & Maw                          September 1997
Counsel to the Independent Trustees
1675 Broadway
New York, NY



                                                                                          NUMBER OF
                                                                                        PORTFOLIOS IN
                                                                                            FUND
                                                                                           COMPLEX
       NAME, AGE AND ADDRESS OF                                                           OVERSEEN
         INDEPENDENT TRUSTEE             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    BY TRUSTEE**
------------------------------------- ------------------------------------------------ --------------
Michael Bozic (61)                    Retired; Director or Trustee of the Morgan             129
c/o Mayer, Brown, Rowe & Maw          Stanley Funds and the TCW/DW Term Trusts;
Counsel to the Independent Trustees   formerly Vice Chairman of Kmart Corporation
1675 Broadway                         (December 1998-October 2000), Chairman and
New York, NY                          Chief Executive Officer of Levitz Furniture
                                      Corporation (November 1995-November 1998)
                                      and President and Chief Executive Officer
                                      of Hills Department Stores (May 1991-July
                                      1995); formerly variously Chairman, Chief
                                      Executive Officer, President and Chief
                                      Operating Officer (1987-1991) of the Sears
                                      Merchandise Group of Sears, Roebuck & Co.

Edwin J. Garn (69)                    Director or Trustee of the Morgan Stanley              129
c/o Summit Ventures LLC               Funds and the TCW/DW Term Trusts; formerly
1 Utah Center                         United States Senator (R-Utah) (1974-1992)
201 S. Main Street                    and Chairman, Senate Banking Committee
Salt Lake City, UT                    (1980-1986); formerly Mayor of Salt Lake City,
                                      Utah (1971-1974); formerly Astronaut,
                                      Space Shuttle Discovery (April 12-19,
                                      1985); Vice Chairman, Huntsman Corporation
                                      (chemical company); member of the Utah
                                      Regional Advisory Board of Pacific Corp.

Wayne E. Hedien (68)                  Retired; Director or Trustee of the Morgan             129
c/o Mayer, Brown, Rowe & Maw          Stanley Funds and the TCW/DW Term Trusts;
Counsel to the Independent Trustees   formerly associated with the Allstate
1675 Broadway                         Companies (1966-1994), most recently as
New York, NY                          Chairman of The Allstate Corporation
                                      (March 1993-December 1994) and Chairman
                                      and Chief Executive Officer of its
                                      wholly-owned subsidiary, Allstate
                                      Insurance Company (July 1989-December
                                      1994).



       NAME, AGE AND ADDRESS OF
         INDEPENDENT TRUSTEE                 OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------- ------------------------------------------------
Michael Bozic (61)                    Director of Weirton Steel Corporation.
c/o Mayer, Brown, Rowe & Maw
Counsel to the Independent Trustees
1675 Broadway
New York, NY

Edwin J. Garn (69)                    Director of Franklin Covey (time management
c/o Summit Ventures LLC               systems), BMW Bank of North America, Inc.
1 Utah Center                         (industrial loan corporation), United Space
201 S. Main Street                    Alliance (joint venture between Lockheed Martin
Salt Lake City, UT                    and the Boeing Company) and Nuskin Asia
                                      Pacific (multilevel marketing); member of
                                      the board of various civic and charitable
                                      organizations.

Wayne E. Hedien (68)                  Director of The PMI Group Inc. (private
c/o Mayer, Brown,Rowe & Maw           mortgage insurance); Trustee and Vice
Counsel to the Independent            Trustees Chairman of The Field Museum of
1675 Broadway                         Natural History; director of various other
New York, NY                          business and  charitable organizations.

Morgan Stanley Limited Term Municipal Trust
TRUSTEE AND OFFICER INFORMATION CONTINUED


                                                          TERM OF
                                                         OFFICE AND
                                         POSITION(S)     LENGTH OF
        NAME, AGE AND ADDRESS OF          HELD WITH         TIME
          INDEPENDENT TRUSTEE             REGISTRANT      SERVED*
--------------------------------------- ------------- ---------------
Dr. Manuel H. Johnson (53)                 Trustee       Trustee since
c/o Johnson Smick International, Inc.                    July 1991
1133 Connecticut Avenue, N.W.
Washington, D.C.

Michael E. Nugent (65)                     Trustee       Trustee since
c/o Triumph Capital, L.P.                                July 1991
237 Park Avenue
New York, NY

John L. Schroeder (71)                     Trustee       Trustee since
c/o Mayer, Brown, Rowe & Maw                             April 1994
Counsel to the Independent Trustees
1675 Broadway
New York, NY


                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN
                                                                                              FUND
                                                                                             COMPLEX
        NAME, AGE AND ADDRESS OF                                                            OVERSEEN
          INDEPENDENT TRUSTEE              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS    BY TRUSTEE**
--------------------------------------- ------------------------------------------------ --------------
Dr. Manuel H. Johnson (53)              Chairman of the Audit Committee and Director     129
c/o Johnson Smick International, Inc.   or Trustee of the Morgan Stanley Funds and the
1133 Connecticut Avenue, N.W.           TCW/DW Term Trusts; Senior Partner, Johnson
Washington, D.C.                        Smick International, Inc., a consulting firm;
                                        Co-Chairman and a founder of the Group
                                        of Seven Council (G7C), an international
                                        economic commission; formerly Vice
                                        Chairman of the Board of Governors of
                                        the Federal Reserve System and Assistant
                                        Secretary of the U.S. Treasury.

Michael E. Nugent (65)                  Chairman of the Insurance Committee and          207
c/o Triumph Capital, L.P.               Director or Trustee of the Morgan Stanley
237 Park Avenue                         Funds and the TCW/DW Term Trusts; director/
New York, NY                            trustee of various investment companies
                                        managed by Morgan Stanley Investment
                                        Management Inc. and Morgan Stanley
                                        Investments LP (since July 2001); General
                                        Partner, Triumph Capital, L.P., a private
                                        investment partnership; formerly Vice
                                        President, Bankers Trust Company and BT
                                        Capital Corporation (1984-1988).

John L. Schroeder (71)                  Retired; Chairman of the Derivatives Committee   129
c/o Mayer, Brown, Rowe & Maw            and Director or Trustee of the Morgan Stanley
Counsel to the Independent Trustees     Funds and the TCW/DW Term Trusts; formerly
1675 Broadway                           Executive Vice President and Chief Investment
New York, NY                            Officer of the Home Insurance Company
                                        (August 1991-September 1995).


        NAME, AGE AND ADDRESS OF
          INDEPENDENT TRUSTEE                 OTHER DIRECTORSHIPS HELD BY TRUSTEE
--------------------------------------- ----------------------------------------------
Dr. Manuel H. Johnson (53)              Director of NVR, Inc. (home construction);
c/o Johnson Smick International, Inc.   Chairman and Trustee of the Financial
1133 Connecticut Avenue, N.W.           Accounting Foundation (oversight organization
Washington, D.C.                        of the Financial Accounting Standards Board).

Michael E. Nugent (65)                  Director of various business organizations.
c/o Triumph Capital, L.P.
237 Park Avenue
New York, NY

John L. Schroeder (71)                  Director of Citizens Communications Company
c/o Mayer, Brown, Rowe & Maw            (telecommunications company).
Counsel to the Independent Trustees
1675 Broadway
New York, NY

Morgan Stanley Limited Term Municipal Trust
TRUSTEE AND OFFICER INFORMATION continued


Interested Trustees:



                                                            TERM OF
                                                          OFFICE AND
                                     POSITION(S)          LENGTH OF
   NAME, AGE AND ADDRESS OF           HELD WITH              TIME
      INTERESTED TRUSTEE              REGISTRANT           SERVED*
------------------------------ ----------------------- ---------------
Charles A. Fiumefreddo (68)    Chairman, Director or   Trustee since
c/o Morgan Stanley Trust       Trustee and Chief       July 1991
Harborside Financial Center,   Executive Officer
Plaza Two,
Jersey City, NJ

James F. Higgins (54)          Trustee                 Trustee since
c/o Morgan Stanley Trust                               June 2000
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

Philip J. Purcell (58)         Trustee                 Trustee since
1585 Broadway                                          April 1994
New York, NY



                                                                                    NUMBER OF
                                                                                  PORTFOLIOS IN
                                                                                      FUND
                                                                                     COMPLEX
   NAME, AGE AND ADDRESS OF                                                         OVERSEEN
      INTERESTED TRUSTEE          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS     BY TRUSTEE**
------------------------------ ------------------------------------------------- --------------
Charles A. Fiumefreddo (68)    Chairman, Director or Trustee and Chief           129
c/o Morgan Stanley Trust       Executive Officer of the Morgan Stanley Funds
Harborside Financial Center,   and the TCW/DW Term Trusts; formerly
Plaza Two,                     Chairman, Chief Executive Officer and Director
Jersey City, NJ                of the Investment Manager, the Distributor and
                               Morgan Stanley Services, Executive Vice President
                               and Director of Morgan Stanley DW, Chairman and
                               Director of the Transfer Agent, and Director
                               and/or officer of various Morgan Stanley
                               subsidiaries (until June 1998).

James F. Higgins (54)          Senior Advisor of Morgan Stanley (since           129
c/o Morgan Stanley Trust       August 2000); Director of the Distributor and
Harborside Financial Center,   Dean Witter Realty Inc.; Director or Trustee of
Plaza Two,                     the Morgan Stanley Funds and the TCW/DW
Jersey City, NJ                Term Trusts (since June 2000); previously
                               President and Chief Operating Officer of the
                               Private Client Group of Morgan Stanley (May
                               1999-August 2000), President and Chief Operating
                               Officer of Individual Securities of Morgan
                               Stanley (February 1997-May 1999).

Philip J. Purcell (58)         Director or Trustee of the Morgan Stanley         129
1585 Broadway                  Funds and the TCW/DW Term Trusts; Chairman
New York, NY                   of the Board of Directors and Chief Executive
                               Officer of Morgan Stanley and Morgan Stanley DW;
                               Director of the Distributor; Chairman of the
                               Board of Directors and Chief Executive Officer of
                               Novus Credit Services Inc.; Director and/or
                               officer of various Morgan Stanley subsidiaries.




   NAME, AGE AND ADDRESS OF
      INTERESTED TRUSTEE            OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------ --------------------------------------------
Charles A. Fiumefreddo (68)    None
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

James F. Higgins (54)          None
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ

Philip J. Purcell (58)         Director of American Airlines, Inc. and its
1585 Broadway                  parent company, AMR Corporation.
New York, NY



------------

* Each Trustee serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all open and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).

Morgan Stanley Limited Term Municipal Trust
TRUSTEE AND OFFICER INFORMATION continued


Officers:




                                                     TERM OF
                                                    OFFICE AND
                                 POSITION(S)        LENGTH OF
   NAME, AGE AND ADDRESS OF       HELD WITH            TIME
      EXECUTIVE OFFICER           REGISTRANT         SERVED*
----------------------------- ----------------- -----------------
Mitchell M. Merin (48)        President         President since
1221 Avenue of the Americas                     May 1999
New York, NY

Barry Fink (47)               Vice President,   Vice President,
1221 Avenue of the Americas   Secretary and     Secretary
New York, NY                  General Counsel   and General
                                                Counsel since
                                                February 1997

Thomas F. Caloia (56)         Treasurer         Treasurer since
c/o Morgan Stanley Trust                        April 1989
Harborside Financial Center,
Plaza Two
Jersey City, NJ

James F. Willison (58)        Vice President    Since January
1221 Avenue of the Americas                     2001
New York, NY

Joseph R. Arcieri (53)        Vice President    Since January
1221 Avenue of the Americas                     2001
New York, NY

Robert W. Wimmel (37)         Vice President    Since February
1 Parkview Plaza                                2002
Oakbrook Terrace, IL





   NAME, AGE AND ADDRESS OF
      EXECUTIVE OFFICER       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------------------- ------------------------------------------------------------------------------------------------------
Mitchell M. Merin (48)        President and Chief Operating Officer of Morgan Stanley Investment Management (since December
1221 Avenue of the Americas   1998); President, Director (since April 1997) and Chief Executive Officer (since June 1998) of the
New York, NY                  Investment Manager and Morgan Stanley Services; Chairman, Chief Executive Officer and Director of the
                              Distributor (since June 1998); Chairman and Chief Executive Officer (since June 1998) and Director
                              (since January 1998) of the Transfer Agent; Director of various Morgan Stanley subsidiaries; President of the Morgan Stanley Funds and TCW/DW Term Trusts (since May 1999); Trustee of various Van Kampen investment companies (since December 1999); previously Chief Strategic Officer of the Investment
                              Manager and Morgan Stanley Services and Executive Vice President of the Distributor (April 1997-June
                              1998), Vice President of the Morgan Stanley Funds (May 1997-April 1999), and Executive Vice President
                              of Morgan Stanley.

Barry Fink (47)               General Counsel (since May 2000) and Managing Director (since December 2000) of Morgan Stanley
1221 Avenue of the Americas   Investment  Management; Managing Director (since December 2000), and Secretary and General Counsel
New York, NY                  (since February 1997) and Director (since July 1998) of the Investment Manager and
                              Morgan Stanley Services; Assistant Secretary of Morgan Stanley DW; Vice President, Secretary and
                              General Counsel of the Morgan Stanley Funds and TCW/DW Term Trusts (since February 1997); Vice
                              President and Secretary of the Distributor; previously, Senior Vice President, Assistant Secretary and Assistant General Counsel of the Investment Manager and Morgan Stanley Services.

Thomas F. Caloia (56)         First Vice President and Assistant Treasurer of the Investment Manager, the Distributor and
c/o Morgan Stanley Trust      Morgan Stanley Services; Treasurer of the Morgan Stanley Funds.
Harborside Financial Center,
Plaza Two
Jersey City, NJ

James F. Willison (58)        Managing Director and Portfolio Manager of the Investment Manager and/or its investment management
1221 Avenue of the Americas   affilitates for over 5 years.
New York, NY

Joseph R. Arcieri (53)        Executive Director and Portfolio Manager of the Investment Manager and/or its investment management
1221 Avenue of the Americas   affiliates for over 5 years.
New York, NY

Robert W. Wimmel (37)         Vice President and Portfolio Manager of the Investment Manager and/or its investment management
1 Parkview Plaza              affiliates for over 5 years.
Oakbrook Terrace, IL



------------
 * Each Officer serves an indefinite term, until his or her successor is elected.

APPENDIX
--------------------------------------------------------------------------------

Ratings of Investments

MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

                             MUNICIPAL BOND RATINGS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligation; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Bonds rated Aaa, Aa, A and Baa are considered investment grade bonds.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Conditional Rating: Bonds for which the security depends upon the completion of some act of the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Rating Refinements: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its municipal bond rating system. The modifier 1 indicates a mid- range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                             MUNICIPAL NOTE RATINGS

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). MIG 1 denotes best quality and means there is present strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG 2 denotes high quality and means that margins of protection are ample although not as large as in MIG 1. MIG 3 denotes favorable quality and means that all security elements are accounted for but that the undeniable strength of the previous grades, MIG 1 and MIG 2, is lacking. MIG 4 denotes adequate quality and means that the protection commonly regarded as required of an investment security is present and that while the notes are not distinctly or predominantly speculative, there is specific risk.


                        VARIABLE RATE DEMAND OBLIGATIONS

     A short-term rating, in addition to the Bond or MIG ratings, designated VMIG may also be assigned to an issue having a demand feature. The assignment of the VMIG symbol reflects such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. The VMIG rating criteria are identical to the MIG criteria discussed above.


                            COMMERCIAL PAPER RATINGS

     Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. These ratings apply to Municipal commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.

     Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.


STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")


                             MUNICIPAL BOND RATINGS

     A Standard & Poor's municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's.
    Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

    Bonds rated AAA, AA, A and BBB are considered investment grade bonds.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment.

B Debt rated "B" has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC Debt rated "CCC" has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC The rating "CC" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" rating.

C The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" debt rating.

Cl The rating "Cl" is reserved for income bonds on which no interest is being paid.

D Debt rated "D" is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

    Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

    The foregoing ratings are sometimes followed by a "p" which indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion.

                             MUNICIPAL NOTE RATINGS


     Commencing on July 27, 1984, Standard & Poor's instituted a new rating category with respect to certain municipal note issues with a maturity of less than three years. The new note ratings denote the following:

     SP-1 denotes a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation (SP-1+).

     SP-2 denotes a satisfactory capacity to pay principal and interest.

     SP-3 denotes a speculative capacity to pay principal and interest.

                            COMMERCIAL PAPER RATINGS

     Standard and Poor's commerical paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:

     Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

A-1 indicates that the degree of safety regarding timely payments is very strong.

A-2 indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".


A-3 indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH IBCA, INC. ("FITCH")


                             MUNICIPAL BOND RATINGS

     Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

     Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA."
              Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) or   Plus and minus signs are used with a rating symbol to indicate the
Minus (-)     relative position of a credit within the rating category. Plus and minus signs, however, are not used in the
              "AAA" category.

NR            Indicates that Fitch does not rate the specific issue.

Conditional   A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended     A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn         A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FitchAlert        Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as
                  "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be
                  raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

Ratings Outlook   An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation
                  indicates a stable outlook.

     Speculative Grade Bond Ratings: Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

     Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.



BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C             Bonds are in imminent default in payment of interest or principal.

DDD           Bonds are in default on interest and/or principal payments. Such
DD and D      bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus (+) or   Plus and minus signs are used with a rating symbol to indicate the
Minus (-)     relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D"
              categories.

                               SHORT-TERM RATINGS


     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.


     The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.


     Fitch short-term ratings are as follows:

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate;
       however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D Default. Issues assigned this rating are in actual or imminent payment default.

LOC The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

                   MORGAN STANLEY LIMITED TERM MUNICIPAL TRUST

                            PART C OTHER INFORMATION

Item 23.            Exhibits

 1(a). Declaration of Trust of the Registrant, dated February 25, 1993, is incorporated by reference to Exhibit 1(a) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on May 23, 1996.

 1(b). Amendment to the Declaration of Trust of the Registrant, dated June 22, 1998, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on June 30, 1998.

 1 (d). Amendment to the Declaration of Trust of the Registrant, dated June 18, 2001, filed herein.

 2. Amended and Restated By-Laws of the Registrant is incorporated by reference to Exhibit 2 of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed on May 27, 1999.

 3.       Not applicable

 4. Amended and Restated Investment Management Agreement between the Registrant and Morgan Stanley Dean Witter Advisors Inc. is incorporated by reference to Exhibit 5 of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on June 30, 1998.

 5(a). Distribution Agreement is incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on June 30, 1998.

 5(b).    Omnibus Selected Dealer Agreement is incorporated by reference to
          Exhibit 5 of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed on May 27, 1999.

 6. Amended Retirement Plan for Non-Interested Directors or Trustees is incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A , filed on May 27, 1999.

 7(a). Custody Agreement between the Registrant and The Bank of New York is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No.4 to the Registration Statement on Form N-1A, filed on May 23, 1996.

 7(b). Amendment to the Custody Agreement between the Registrant and the Bank of New York is incorporated by reference to Exhibit 8(b) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on May 23, 1996.

7 (c). Amendment, dated June 15, 2001, to the Custody Agreement of the Registrant, filed herein.

7 (d). Foreign Custody Manager Agreement between the Bank of New York and the Registrant, dated June 15, 2001, filed herein.

8(a). Amended and Restated Transfer Agency and Service Agreement between the Registrant and Morgan Stanley Trust, dated September 1, 2000, is incorporated by reference to Exhibit 8(a) of Post Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on May 31, 2001.

 8(b). Amended and Restated Services Agreement between the Registrant and Morgan Stanley Services Company Inc. is incorporated by reference to Exhibit (9) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on June 30, 1998.

 9(a). Opinion of Sheldon Curtis, Esq., dated June 30, 1993, is incorporated by reference to Exhibit 9(a) of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed on May 27, 1999.

 9(b). Opinion of Lane, Altman & Owens LLP, Massachusetts Counsel, dated June 30, 1993, is incorporated by reference to Exhibit 9(a) of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed on May 27, 1999.

 10.      Consent of Independent Auditors, filed herein.

 11.      Not applicable.

 12.      Not applicable.

 13. Amended Plan of Distribution pursuant to Rule 12b-1 is incorporated by reference to Exhibit 15 of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on May 23, 1996.

 14.      Not applicable.

 15       Not applicable.

16(a). Code of Ethics of Morgan Stanley Investment Advisors Inc., Morgan Stanley Distributors Inc., as well as other Morgan Stanley affiliated entities, is incorporated by reference to Exhibit 16(a) of Post Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on May 31, 2001.

16(b). Code of Ethics of the Morgan Stanley Funds, is incorporated by reference to Exhibit 16(b) of Post Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on May 31, 2001.


 Other Powers of Attorney of Trustees is incorporated by reference to Exhibit (Other) of Post-Effective Amendment No. 2 and Post-Effective Amendment No. 6 (filed on May 20, 1994, June 30, 1998, and May 31, 2001, respectively) to the Registration Statement on Form N-1A.


ITEM 24.     PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.
             -----------------------------------------------------------

             None

ITEM 25.     INDEMNIFICATION.
             ---------------

             Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

             Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

             Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

             The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

             The Registrant, in conjunction with the Investment Manager, the Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

             See "Fund Management" in the Prospectus regarding the business of the investment advisor. The following information is given regarding officers of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Advisors"). Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley & Co.

         THE PRINCIPAL ADDRESSES ARE AS FOLLOWS:

MORGAN STANLEY FUNDS
MORGAN STANLEY SERVICES COMPANY INC. ("MORGAN STANLEY SERVICES")
c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311

MORGAN STANLEY DISTRIBUTORS INC. ("MORGAN STANLEY DISTRIBUTORS")
MORGAN STANLEY DW INC. ("MORGAN STANLEY DW")
MORGAN STANLEY INVESTMENT ADVISORS INC.

MORGAN STANLEY INVESTMENT MANAGEMENT
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
MORGAN STANLEY INVESTMENT GROUP INC. ("MORGAN STANLEY INVESTMENT GROUP") THE UNIVERSAL INSTITUTIONAL FUNDS, INC. ("UNIVERSAL INSTITUTIONAL FUNDS") 1221 Avenue of the Americas New York, New York 10020.

MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT LTD.
MORGAN STANLEY & CO. INTERNATIONAL LIMITED  ("MORGAN STANLEY & CO.
INTERNATIONAL")
25 Cabot Square, London, England.

MORGAN STANLEY INVESTMENTS LP
MORGAN STANLEY INSTITUTIONAL FUND TRUST
MORGAN STANLEY DISTRIBUTION, INC.
One Tower Bridge, West Conshohocken, PA  19428.

VAN KAMPEN INVESTMENT ASSET MANAGEMENT INC. ("VAN KAMPEN")
1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL  60181

MORGAN STANLEY TRUST ("MORGAN STANLEY TRUST")
Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311.


NAME AND POSITION WITH                      OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
MORGAN STANLEY INVESTMENT ADVISORS          INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
----------------------------------          ------------------------------------------------------------------
Mitchell M. Merin                           President and Chief Operating Officer of Morgan Stanley
President, Chief Executive Officer          Investment Management; Chairman, Chief Executive Officer and
and Director                                Director of Morgan Stanley Distributors and Morgan Stanley Trust;
                                            President, Chief Executive Officer and Director of Morgan Stanley
                                            Services; President of the Morgan Stanley Funds; Executive Vice
                                            President and Director of Morgan Stanley DW; Director of Morgan
                                            Stanley Investment Management Inc.; Member of the Executive
                                            Committee of Morgan Stanley Investments LP; Director of various
                                            Morgan Stanley subsidiaries; Trustee of various Van Kampen investment companies.

Barry Fink                                  Managing Director and General Counsel of Morgan Stanley
Managing Director,                          Investment Management; Managing Director, Secretary, General
Secretary and Director                      Counsel and Director of Morgan Stanley Services; Vice President
                                            and Secretary of Morgan Stanley Distributors; Vice President,
                                            Secretary and General Counsel of the Morgan Stanley Funds.

A. Thomas Smith III                         Managing Director and General Counsel of Morgan Stanley
Managing Director and                       Services; Vice President and Assistant Secretary of the
General Counsel                             Morgan Stanley Funds.

Joseph J. McAlinden                         Chief Investment Officer and Managing Director of Morgan
Managing Director and                       Stanley Investment Management Inc.; Chief Investment Officer
Chief Investment Officer                    and Managing Director of Morgan Stanley Investments LP; Director of
                                            Morgan Stanley Trust.

NAME AND POSITION WITH                      OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
MORGAN STANLEY INVESTMENT ADVISORS          INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
----------------------------------          ------------------------------------------------------------------
Barton M. Biggs                             Chairman, Senior Advisor, Managing Director and Director
Managing Director                           of Morgan Stanley Investment Management Inc. and Managing
And Senior Advisor                          Director of Morgan Stanley Investments LP.

Thomas L. Bennett                           Managing Director and Director of Morgan Stanley Investment
Managing Director                           Management Inc.; Director of the Universal Institutional Funds;
                                            Managing Director and Executive Committee member of Morgan
                                            Stanley Investments LP; Chairman of Morgan Stanley Institutional
                                            Fund Trust; Director of Morgan Stanley Distribution, Inc.

Ronald E. Robison                           Managing Director, Chief Administrative Officer and
Managing Director,                          and Director of Morgan Stanley Services and Chief Executive
Chief Administrative Officer and            Officer and Director of Morgan Stanley Trust.
Director

Dominic P. Caldecott                        Managing Director of Morgan Stanley Investment Management Inc.,
Managing Director                           Morgan Stanley Investments LP and Morgan Stanley Dean Witter
                                            Investment Management Ltd.; Vice President and Investment Manager
                                            of Morgan Stanley & Co. International.

Rajesh K. Gupta                             Managing Director and Chief Administrative Officer- Investments
Managing Director and                       of Morgan Stanley Investment Management Inc. and Morgan Stanley
Chief Administrative Officer-               Investments LP.
Investments

John B. Kemp, III                           President of Morgan Stanley Distributors.
Executive Director


ITEM 27.    PRINCIPAL UNDERWRITERS

(a) Morgan Stanley Distributors Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distributors is also the principal underwriter of the following investment companies:

(1)      Active Assets California Tax-Free Trust
(2)      Active Assets Government Securities Trust
(3)      Active Assets Institutional Money Trust
(4)      Active Assets Money Trust
(5)      Active Assets Tax-Free Trust
(6)      Morgan Stanley 21st Century Trend Fund
(7)      Morgan Stanley Aggressive Equity Fund
(8)      Morgan Stanley All Star Growth Fund
(9)      Morgan Stanley American Opportunities Fund
(10)     Morgan Stanley Balanced Growth Fund
(11)     Morgan Stanley Balanced Income Fund
(12)     Morgan Stanley California Tax-Free Daily Income Trust
(13)     Morgan Stanley California Tax-Free Income Fund
(14)     Morgan Stanley Capital Growth Securities
(15)     Morgan Stanley Capital Opportunities Trust
(16)     Morgan Stanley Competitive Edge Fund, "Best Ideas Portfolio"

(17)     Morgan Stanley Convertible Securities Trust
(18)     Morgan Stanley Developing Growth Securities Trust
(19)     Morgan Stanley Diversified Income Trust
(20)     Morgan Stanley Dividend Growth Securities Inc.
(21)     Morgan Stanley Equity Fund
(22)     Morgan Stanley European Growth Fund Inc.
(23)     Morgan Stanley Federal Securities Trust
(24)     Morgan Stanley Financial Services Trust
(25)     Morgan Stanley Fund of Funds
(26)     Morgan Stanley Global Dividend Growth Securities
(27)     Morgan Stanley Global Utilities Fund
(28)     Morgan Stanley Growth Fund
(29)     Morgan Stanley Hawaii Municipal Trust
(30)     Morgan Stanley Health Sciences Trust
(31)     Morgan Stanley High Yield Securities Inc.
(32)     Morgan Stanley Income Builder Fund
(33)     Morgan Stanley Information Fund
(34)     Morgan Stanley Intermediate Income Securities
(35)     Morgan Stanley International Fund
(36)     Morgan Stanley International SmallCap Fund
(37)     Morgan Stanley International Value Equity Fund
(38)     Morgan Stanley Japan Fund
(39)     Morgan Stanley KLD Social Index Fund
(40)     Morgan Stanley Latin American Growth Fund
(41)     Morgan Stanley Limited Duration Fund
(42)     Morgan Stanley Limited Term Municipal Trust
(43)     Morgan Stanley Liquid Asset Fund Inc.
(44)     Morgan Stanley Market Leader Trust
(45)     Morgan Stanley Mid-Cap Value Fund
(46)     Morgan Stanley Multi-State Municipal Series Trust
(47)     Morgan Stanley Nasdaq-100 Index Fund
(48)     Morgan Stanley Natural Resource Development Securities Inc.
(49)     Morgan Stanley New Discoveries Fund
(50)     Morgan Stanley New York Municipal Money Market Trust
(51)     Morgan Stanley New York Tax-Free Income Fund
(52)     Morgan Stanley Next Generation Trust
(53)     Morgan Stanley North American Government Income Trust
(54)     Morgan Stanley Pacific Growth Fund Inc.
(55)     Morgan Stanley Prime Income Trust
(56)     Morgan Stanley Real Estate Fund
(57)     Morgan Stanley S&P 500 Index Fund
(58)     Morgan Stanley S&P 500 Select Fund
(59)     Morgan Stanley Short-Term U.S. Treasury Trust
(60)     Morgan Stanley Small-Mid Special Value Fund
(61)     Morgan Stanley Special Growth Fund
(62)     Morgan Stanley Special Value Fund
(63)     Morgan Stanley Strategist Fund
(64)     Morgan Stanley Tax-Exempt Securities Trust
(65)     Morgan Stanley Tax-Free Daily Income Trust
(66)     Morgan Stanley Tax-Managed Growth Fund
(67)     Morgan Stanley Technology Fund
(68)     Morgan Stanley Total Market Index Fund

(69)     Morgan Stanley Total Return Trust
(70)     Morgan Stanley U.S. Government Money Market Trust
(71)     Morgan Stanley U.S. Government Securities Trust
(72)     Morgan Stanley Utilities Fund
(73)     Morgan Stanley Value-Added Market Series
(74)     Morgan Stanley Value Fund
(75)     Morgan Stanley Variable Investment Series

(b) The following information is given regarding directors and officers of Morgan Stanley Distributors not listed in Item 26 above. The principal address of Morgan Stanley Distributors is 1221 Avenue of the Americas, New York, New York 10020. Other than Messrs. Higgins and Purcell, who are Trustees of the Registrant, none of the following persons has any position or office with the Registrant.

NAME                   POSITIONS AND OFFICE WITH MORGAN STANLEY  DISTRIBUTORS
----                   ------------------------------------------------------
James F. Higgins       Director

Philip J. Purcell      Director

John Schaeffer         Director

Charles Vadala         Senior Vice President and Financial Principal.


ITEM 28.        LOCATION OF ACCOUNTS AND RECORDS

         All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.


ITEM 29.        MANAGEMENT SERVICES

         Registrant is not a party to any such management-related service contract.


ITEM 30.        UNDERTAKINGS

         Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 28th day of May, 2002.



                                   MORGAN STANLEY LIMITED TERM MUNICIPAL TRUST


                                   By   /s/ Barry Fink
                                      ---------------------------------
                                            Barry Fink
                                            Vice President and Secretary


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 11 has been signed below by the following persons in the capacities and on the dates indicated.


         Signatures                                Title                     Date
         ----------                                -----                     ----
(1) Principal Executive Officer             Chief Executive Officer,
                                            Trustee and Chairman

By  /s/ Charles A. Fiumefreddo                                              05/28/02
    --------------------------------
       Charles A. Fiumefreddo


(2) Principal Financial Officer             Treasurer and Principal
                                            Accounting Officer

By  /s/ Thomas F. Caloia                                                    05/28/02
    --------------------------------
        Thomas F. Caloia

(3) Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    Philip J. Purcell
    James F. Higgins


By  /s/ Barry Fink                                                          05/28/02
    --------------------------------
        Barry Fink
        Attorney-in-Fact


    Michael Bozic          Manuel H. Johnson
    Edwin J. Garn          Michael E. Nugent
    Wayne E. Hedien        John L. Schroeder


By  /s/ David M. Butowsky                                                   05/28/02
    --------------------------------
         David M. Butowsky
         Attorney-in-Fact

                   MORGAN STANLEY LIMITED TERM MUNICIPAL TRUST

                                  EXHIBIT INDEX


1 (d). Amendment to the Declaration of Trust of the Registrant, dated June 18, 2001

7 (c).    Amendment, dated June 15, 2001, to the Custody Agreement of the
          Registrant

7 (d). Foreign Custody Manager Agreement between the Bank of New York and the Registrant, dated June 15, 2001

10.       Consent of Independent Auditors